VANGUARD(R) CALIFORNIA TAX-EXEMPT FUNDS

ANNUAL REPORT - NOVEMBER 30, 2000


INCLUDED WITHIN THIS REPORT:

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND


[PHOTO OF SHIP]
[THE VANGUARD GROUP LOGO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

OUR REPORTS TO THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger type and redesigned graphics to make the reports easier to read.

     **An at-a-glance summary of key points about fund performance and the financial markets.

     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Vanguard California Tax-Exempt Funds earned solid returns that topped those of their average competitors.

* Our Insured Long-Term and Insured Intermediate-Term Tax-Exempt Funds benefited from the market's preference for higher-quality bonds.

**During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS

  1 Letter from the Chairman

  7 Report from the Adviser

 10 Fund Profiles

 13 Glossary of Investment Terms

 14 Performance Summaries

 17 Financial Statements

 47 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the returns of all three VANGUARD CALIFORNIA TAX-EXEMPT FUNDS outpaced those of their average competitors.


2000 TOTAL RETURNS                                        FISCAL YEAR ENDED
                                                                NOVEMBER 30
---------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
 MONEY MARKET FUND                                                     3.4%
 (SEC 7-Day Annualized Yield: 3.80%)
Average California Tax-Exempt
 Money Market Fund*                                                    3.1

---------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED
 INTERMEDIATE-TERM TAX-EXEMPT FUND                                     8.0%
Average California Intermediate Municipal
 Debt Fund*                                                            6.9
---------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM
 TAX-EXEMPT FUND                                                      11.1%
Average California Insured Municipal Debt Fund*                        9.2
---------------------------------------------------------------------------
Lehman Municipal Bond Index                                            8.2%
---------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


The accompanying table presents each fund's 12-month return along with those of our average mutual fund peers. The returns of our Insured Long-Term and Insured Intermediate-Term Tax-Exempt Funds are also compared with the performance of the Lehman Brothers Municipal Bond Index, which is a broad measure of the muni market.

     The total return (capital change plus reinvested dividends) of our Insured Intermediate-Term Tax-Exempt Fund is based on an increase in net asset value from $10.50 per share on November 30, 1999, to $10.82 per share on November 30, 2000, and is adjusted for dividends totaling $0.498 per share paid from net investment income. The


MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 2000

                                                   ONE       THREE        FIVE
                                                  YEAR       YEARS       YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       9.1%        6.1%        6.4%
Lehman 10 Year Municipal Bond Index               7.7         5.0         5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         5.9         5.2         5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -4.2%       12.7%       18.7%
Russell 2000 Index (Small-caps)                  -0.6         2.4         9.1
Wilshire 5000 Index (Entire market)              -5.8        10.8        16.7
MSCI EAFE Index (International)                  -9.5         8.7         7.5
================================================================================
CPI
Consumer Price Index                              3.4%        2.5%        2.5%
--------------------------------------------------------------------------------
return of our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $10.81 per share on November 30, 1999, to $11.40 per share on November 30, 2000, and is adjusted for dividends totaling $0.576 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 4.82%, down from 5.14% a year earlier; the Insured Intermediate-Term Fund's yield was 4.45%, down from 4.66%; and the Money Market Fund's yield was 3.80%, up from 3.25%.

     For California residents, income earned by our funds is exempt from federal and California income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months. Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid-capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.

     For bonds, it was an entirely different story. As you can see in the table on page 1, the returns of three major fixed income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Long Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond-market measures were not quite as strong, but were still solid in absolute terms.

     Signs of decelerating growth--the product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation-- were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

--------------------------------------------------------------------------------
Signs of decelerating growth were welcomed by some segments of the bond market.
--------------------------------------------------------------------------------

MUNI AND TREASURY YIELDS MOVE CLOSER

Municipal bonds performed well during the fiscal year. The difference between the yield of the 30-year U.S. Treasury bond and the yield of an insured long-term, high-quality municipal bond narrowed during the period to an unusually slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive, because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

--------------------------------------------------------------------------------
The difference between Treasury and muni yields narrowed during the fiscal year.
--------------------------------------------------------------------------------

     Short-term muni rates rose 40 basis points to 4.20%, while the yield of the 3-month U.S. Treasury bill climbed 90 basis points to 6.20%.

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 7.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard California Insured Long-Term Tax-Exempt Fund's fiscal 2000 return was excellent both on an absolute basis and relative to the average California municipal bond fund. Our 11.1% total return consisted of an income return of 5.6% and a price increase of 5.5%. The 8.0% return of our Insured Intermediate-Term Fund consisted of a 5.0% return from interest income and a 3.0% price increase. (The Performance Summaries on pages 15 and 16 present a historical breakdown of the funds' returns into their income and capital components.) There are two key distinctions between our funds and their competitors: quality and costs. During fiscal 2000, both of these distinctions worked in our favor.

QUALITY AND COST MATTER

Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress--our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

--------------------------------------------------------------------------------
Our cost and credit-quality differences helped our relative performance.
--------------------------------------------------------------------------------

     Our Money Market and Insured Intermediate-Term Tax-Exempt Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.17%, and our Insured Long-Term Fund has an expense ratio of 0.18%. These compare with expenses of 0.60% for the average California tax-exempt money market fund, 0.74% for the average intermediate-term California tax-exempt fund, and 1.19% for the average long-term tax-exempt fund. Our cost advantage over our peers aids us each year in our pursuit of superior results and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders in the past, and we expect it to continue to do so in the future.

     It's also important to note that our Insured Long-Term Fund's fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes municipal securities across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 3.4%, outpacing the 3.1% return of its average peer. Here, too, cost was the key reason for our margin of outperformance.

THE MUNICIPAL BOND TAX ADVANTAGE

For California residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the California Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund, and investors in intermediate-term municipal bonds can earn 45% more after-tax income than in a comparable Treasury fund. Our Money Market Fund also offers California residents an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 14% higher than the after-tax yield of 90-day U.S. Treasury bills. For California taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield. For a tax-exempt short-term yield of 4.2%, the taxable equivalent is 7.0%.

     These remarkable advantages are illustrated in the table at the top of the next page, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment. Our illustration assumes current yields of 5.6% for long-term Treasuries, 5.5% for intermediate-term Treasuries, 6.2% for U.S. Treasury bills, 5.6% for long-term municipals, 4.8% for intermediate-term municipals, and 4.2% for short-term municipals.


COMPARISON                                          FROM A HYPOTHETICAL $100,000
OF INCOME                                             INVESTMENT BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2000

                                                 INTERMEDIATE-
                               SHORT-TERM                 TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income               $6,200               $5,500           $5,600
Less taxes (39.6%)                 (2,500)              (2,200)          (2,200)
Net after-tax income                3,700                3,300            3,400
--------------------------------------------------------------------------------
Tax-exempt income                 $ 4,200              $ 4,800          $ 5,600
--------------------------------------------------------------------------------
Tax-exempt income
 advantage                          $ 500              $ 1,500          $ 2,200
--------------------------------------------------------------------------------
Percentage advantage                  14%                  45%              65%
--------------------------------------------------------------------------------
The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.


     We note that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term and Intermediate-Term Tax-Exempt Funds reduces these credit risks. Though the insurance does not protect against fluctuations in the funds' value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. Our investment adviser is responsible for carefully analyzing securities to preserve the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

Though an annual review of any investment is a useful exercise, it's more important to examine performance over longer periods. The table at the top of the next page compares the longer-term performance of our funds with those of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments. As you can see, the Vanguard California Tax-Exempt Funds have established excellent records versus their competitors.

IN SUMMARY

During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

TOTAL RETURNS                                                                      TEN YEARS ENDED
                                                                                 NOVEMBER 30, 2000

                                           AVERAGE                   FINAL VALUE OF A $10,000
                                        ANNUAL RETURN                   INITIAL INVESTMENT*
                                     ---------------------     -----------------------------------
                                                   AVERAGE                   AVERAGE
                                   VANGUARD      COMPETING    VANGUARD     COMPETING      VANGUARD
CALIFORNIA TAX-EXEMPT FUND             FUND          FUND         FUND          FUND     ADVANTAGE
--------------------------------------------------------------------------------------------------
Money Market                           3.2%          2.9%     $ 13,722      $ 13,252         $ 470
Insured Intermediate-Term**            6.1           5.1        14,907        14,027           880
Insured Long-Term                      7.4           6.5        20,334        18,739         1,595
--------------------------------------------------------------------------------------------------
 *Assuming reinvestment of all income dividends and capital gains distributions.
**Annualized returns since fund's inception on March 4, 1994.


     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


December 13, 2000

REPORT
 FROM THE ADVISER                                    VANGUARD FIXED INCOME GROUP

Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------

     Our TAX-EXEMPT MONEY MARKET FUND earned a total return of 3.4% for the fiscal year, our INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND returned 8.0%, and our INSURED LONG-TERM TAX-EXEMPT FUND returned 11.1%. Each fund outpaced its average peer by a solid margin.

THE ECONOMIC ENVIRONMENT

The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:

     **Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.

     **Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.

     **Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

     **Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS

During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity insured Aaa-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the insured municipal's tax-exempt yield was equal to 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

     At the short end of the bond spectrum, yields generally rose in response to the Fed's rate hikes. Overall, short-term tax-exempt notes became more attractive relative to comparable Treasury securities. The yield of the 1-year U.S. Treasury bill rose 24 basis points to end the period at 5.92%, while the yield of the benchmark 1-year MIG-1 climbed 43 basis points to 4.30%. As a result, the ratio of the 1-year muni's yield to that of the 1-year Treasury bill rose from about 68% a year ago to about 73% at the end of November 2000.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS

The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in California dropped 14%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of a

Aaa-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

     We can offer higher quality while maintaining above-average tax-exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD

We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing prudently managed, low-cost portfolios. This desirable combination has served our investors well in the past, and we fully expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Principal

December 13, 2000

FUND PROFILE                                          As of November  30,  2000
 for  California Tax-Exempt Money Market Fund


This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 13.

------------------------------------
FINANCIAL ATTRIBUTES

Yield                           3.8%
Average Maturity             44 days
Average Quality                MIG-1
Expense Ratio                  0.17%
------------------------------------



---------------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

MIG-1/SP-1+                       57.3%
A-1/P-1                           42.5
AAA/AA                             0.2
A                                  0.0
---------------------------------------
Total                            100.0%
---------------------------------------

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
 FOR CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 13.

--------------------------------------------
FINANCIAL ATTRIBUTES
                                      LEHMAN
                          FUND        INDEX*
--------------------------------------------
Number of Issues           407        39,476
Yield                     4.5%          5.1%
Yield to Maturity         4.5%            --
Average Coupon            5.3%          5.5%
Average Maturity     7.3 years    13.8 years
Average Quality            AAA           AA+
Average Duration     5.8 years     7.3 years
Expense Ratio            0.17%            --
Cash Investments          0.0%            --
--------------------------------------------



------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                      93.3%
AA                        6.7
A                         0.0
BBB                       0.0
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%
------------------------------



--------------------------------------------
VOLATILITY MEASURES
                                      LEHMAN
                          FUND        INDEX*
--------------------------------------------
R-Squared                 0.93          1.00
Beta                      0.90          1.00
--------------------------------------------



------------------------------
INVESTMENT FOCUS

[CHART]

AVERAGE MATURITY        MEDIUM
CREDIT QUALITY            HIGH
------------------------------



------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year              8.3%
1-5 Years                15.8
5-10 Years               60.8
10-20 Years              15.0
20-30 Years               0.1
Over 30 Years             0.0
------------------------------
Total                   100.0%
------------------------------

*Lehman Municipal Bond Index.                              [PICTURE OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
 FOR CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 13.


-------------------------------------------------
FINANCIAL ATTRIBUTES
                                           LEHMAN
                             FUND          INDEX*
-------------------------------------------------
Number of Issues              293          39,476
Yield                        4.8%            5.1%
Yield to Maturity            4.9%              --
Average Coupon               5.0%            5.5%
Average Maturity       12.5 years      13.8 years
Average Quality               AAA             AA+
Average Duration        8.4 years       7.3 years
Expense Ratio               0.18%              --
Cash Investments             0.0%              --
-------------------------------------------------



------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% OF PORTFOLIO)

AAA                      96.7%
AA                        3.3
A                         0.0
BBB                       0.0
BB                        0.0
B                         0.0
------------------------------
Total                   100.0%
------------------------------




--------------------------------------
VOLATILITY MEASURES

                                LEHMAN
                      FUND      INDEX*
--------------------------------------
R-Squared             0.97        1.00
Beta                  1.28        1.00
--------------------------------------



--------------------------------
INVESTMENT FOCUS

[CHART]

AVERAGE MATURITY            LONG
CREDIT QUALITY              HIGH
--------------------------------


--------------------------------
DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year                7.4%
1-5 Years                   8.6
5-10 Years                 34.6
10-20 Years                32.6
20-30 Years                14.9
Over 30 Years               1.9
--------------------------------
Total                     100.0%
--------------------------------

                                                           [PICTURE OF COMPUTER]
*Lehman Municipal Bond Index.                                  Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                NOVEMBER 30, 1990-NOVEMBER 30, 2000
---------------------------------------------    ----------------------------------------------
           CALIFORNIA TAX-EXEMPT      AVERAGE              CALIFORNIA TAX-EXEMPT        AVERAGE
             MONEY MARKET FUND          FUND*                 MONEY MARKET FUND           FUND*
FISCAL            TOTAL                 TOTAL    FISCAL            TOTAL                  TOTAL
YEAR             RETURN                RETURN      YEAR           RETURN                 RETURN
---------------------------------------------    ----------------------------------------------
1991               4.4%                  4.2%      1996             3.3%                   2.9%
1992               3.0                   2.7       1997             3.4                    3.0
1993               2.4                   2.0       1998             3.1                    2.8
1994               2.6                   2.3       1999             2.8                    2.4
1995               3.7                   3.3       2000             3.4                    3.1
---------------------------------------------    ----------------------------------------------
*Average California  Tax-Exempt Money            SEC 7-Day Annualized Yield (11/30/2000): 3.80%
Market Fund; derived from data provided by       ----------------------------------------------
Lipper Inc.
See Financial  Highlights table on page 42 for dividend information for the past five years.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000

                                                AVERAGE
                          CALIFORNIA         CALIFORNIA
                          TAX-EXEMPT         TAX-EXEMPT
                        MONEY MARKET       MONEY MARKET
                                FUND              FUND*

         199011                10000              10000
         199102                10121              10114
         199105                10234              10218
         199108                10337              10312
         199111                10444              10416
         199202                10536              10498
         199205                10618              10573
         199208                10686              10633
         199211                10755              10695
         199302                10820              10753
         199305                10884              10807
         199308                10948              10858
         199311                11013              10913
         199402                11073              10968
         199405                11139              11024
         199408                11212              11084
         199411                11299              11160
         199502                11402              11253
         199505                11512              11353
         199508                11612              11438
         199511                11716              11527
         199602                11815              11618
         199605                11911              11703
         199608                12006              11780
         199611                12105              11863
         199702                12203              11951
         199705                12307              12043
         199708                12411              12128
         199711                12518              12218
         199802                12617              12308
         199805                12723              12403
         199808                12816              12480
         199811                12906              12556
         199902                12989              12631
         199905                13081              12712
         199908                13170              12788
         199911                13266              12857
         200002                13362              12949
         200005                13480              13055
         200008                13600              13160
         200011                13722              13252
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2000   FINAL VALUE
                                 ---------------------------------- OF A $10,000
                                       1 YEAR   5 YEARS    10 YEARS   INVESTMENT
--------------------------------------------------------------------------------
California Tax-Exempt
 Money Market Fund                      3.44%     3.21%       3.21%     $ 13,722
Average California Tax-Exempt
 Money Market Fund*                     3.07      2.83        2.86        13,252
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                                         MARCH 4, 1994-NOVEMBER 30, 2000

---------------------------------------------------------   --------------------------------------------------------
            CALIFORNIA INSURED INTERMEDIATE-                                  CALIFORNIA INSURED INTERMEDIATE-
                  TERM TAX-EXEMPT FUND            LEHMAN*                           TERM TAX-EXEMPT FUND     LEHMAN*
FISCAL      CAPITAL       INCOME       TOTAL        TOTAL   FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN       RETURN      RETURN       RETURN     YEAR        RETURN     RETURN      RETURN       RETURN
---------------------------------------------------------   --------------------------------------------------------
1994          -3.6%         3.4%       -0.2%        -1.1%     1998          2.7%       4.8%        7.5%         7.3%
1995           8.3          5.6        13.9         15.2      1999         -4.1        4.4         0.3          0.5
1996           1.3          5.1         6.4          5.2      2000          3.0        5.0         8.0          6.6
1997           1.0          4.9         5.9          6.0
---------------------------------------------------------   --------------------------------------------------------
*Lehman 7 Year Municipal Bond Index.
See  Financial  Highlights  table  on page 43 for  dividend  and  capital  gains information for the past five years.
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MARCH 4, 1994-NOVEMBER 30, 2000

                                     CALIFORNIA       AVERAGE
                                        INSURED    CALIFORNIA        LEHMAN
                                  INTERMEDIATE-  INTERMEDIATE        7 YEAR
                                TERM TAX-EXEMPT     MUNICIPAL     MUNICIPAL
                                           FUND         FUND*    BOND INDEX

       3/4/1994         10000             10000         10000         10000
         199405         10142             10039         10059         10182
         199408         10313             10189         10236         10344
         199411          9981              9813          9889          9830
         199502         10538             10349         10458         10634
         199505         10895             10730         10876         11113
         199508         11044             10879         11134         11262
         199511         11367             11171         11397         11688
         199602         11539             11295         11531         11809
         199605         11436             11180         11379         11622
         199608         11668             11352         11568         11852
         199611         12095             11731         11994         12376
         199702         12175             11779         12101         12460
         199705         12314             11909         12156         12583
         199708         12603             12180         12468         12947
         199711         12810             12361         12719         13263
         199802         13113             12639         13022         13600
         199805         13216             12761         13136         13764
         199808         13528             13007         13418         14067
         199811         13766             13191         13647         14292
         199902         13902             13291         13798         14435
         199905         13865             13283         13756         14407
         199908         13711             13096         13619         14138
         199911         13803             13120         13712         14139
         200002         13873             13144         13680         14135
         200005         13999             13304         13789         14142
         200008         14791             13954         14463         14946
         200011         14907             14027         14610         15144
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED NOVEMBER 30, 2000  FINAL VALUE
                                                             SINCE  OF A $10,000
                                     1 YEAR   5 YEARS    INCEPTION    INVESTMENT
--------------------------------------------------------------------------------
California Insured
 Intermediate-Term Tax-Exempt Fund    7.99%     5.57%        6.10%      $ 14,907
Average California
 Intermediate Municipal Fund*         6.92      4.66         5.15         14,027
Lehman 7 Year Municipal Bond Index    6.55      5.09         5.78         14,610
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

----------------------------------------------------    ----------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                             NOVEMBER 30, 1990-NOVEMBER 30, 2000

----------------------------------------------------    ----------------------------------------------------
             CALIFORNIA INSURED LONG-TERM                            CALIFORNIA INSURED LONG-TERM
                   TAX-EXEMPT FUND           LEHMAN*                       TAX-EXEMPT FUND           LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL      TOTAL    FISCAL      CAPITAL     INCOME      TOTAL      TOTAL
YEAR         RETURN     RETURN     RETURN     RETURN    YEAR         RETURN     RETURN     RETURN     RETURN

1991           2.1%       6.5%       8.6%      10.3%    1996           1.3%       5.6%       6.9%       5.9%
1992           4.4        6.4       10.8       10.0     1997           1.1        5.4        6.5        7.2
1993           5.7        5.8       11.5       11.1     1998           3.1        5.2        8.3        7.8
1994         -11.0        5.1       -5.9       -5.2     1999          -7.0        4.8       -2.2       -1.1
1995          13.6        6.5       20.1       18.9     2000           5.5        5.6       11.1        8.2
------------------------------------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See  Financial  Highlights  table  on page 43 for  dividend  and  capital  gains information for the past five years.
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       NOVEMBER 30, 1990-NOVEMBER 30, 2000


                                 CALIFORNIA       AVERAGE
                                    INSURED    CALIFORNIA
                                  LONG-TERM       INSURED        LEHMAN
                                 TAX-EXEMPT     MUNICIPAL     MUNICIPAL
                                       FUND         FUND*    BOND INDEX

         199011         10000         10000         10000         10000
         199102         10178         10208         10277         10267
         199105         10390         10452         10491         10500
         199108         10636         10670         10731         10757
         199111         10861         10913         11003         11026
         199202         11124         11164         11244         11292
         199205         11401         11462         11467         11531
         199208         11827         11870         11906         11958
         199211         12035         12015         12099         12131
         199302         12944         12910         12903         12846
         199305         12944         12958         12881         12911
         199308         13411         13478         13440         13417
         199311         13422         13462         13515         13476
         199402         13549         13554         13590         13556
         199405         13185         13012         13320         13229
         199408         13408         13141         13563         13441
         199411         12634         12328         12935         12772
         199502         13940         13581         13892         13817
         199505         14488         14195         14543         14439
         199508         14504         14074         14865         14633
         199511         15174         14840         15336         15187
         199602         15360         15016         15521         15344
         199605         15033         14646         15231         15099
         199608         15408         14893         15524         15400
         199611         16222         15628         16203         16080
         199702         16222         15671         16348         16189
         199705         16429         15857         16477         16349
         199708         16882         16209         16961         16824
         199711         17280         16625         17348         17233
         199802         17738         17061         17816         17669
         199805         17935         17267         18007         17883
         199808         18382         17524         18418         18279
         199811         18716         17843         18755         18570
         199902         18925         17970         18929         18756
         199905         18829         17903         18836         18718
         199908         18351         17270         18542         18371
         199911         18302         17160         18676         18371
         200002         18444         17210         18648         18365
         200005         18676         17453         18803         18557
         200008         20045         18477         19885         19615
         200011         20334         18739         20102         19874
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2000   FINAL VALUE
                                 ---------------------------------  OF A $10,000
                                  1 YEAR     5 YEARS     10 YEARS     INVESTMENT
--------------------------------------------------------------------------------
California Insured Long-Term
 Tax-Exempt Fund                  11.11%       6.03%        7.36%       $ 20,334
Average California Insured
 Municipal Fund*                   9.20        4.78         6.48          18,739
Lehman Municipal Bond Index        8.18        5.53         7.11          19,874
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  NOVEMBER 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                 MATURITY                    AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
---------------------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
  (Capital Improvement Financing Pooled Project)                       3.90%    12/7/2000 (2)           $    13,000  $     13,000
Alameda-Contra Costa CA School Financing Auth. COP VRDO
  (Capital Improvement Financing Pooled Project)                       3.95%    12/7/2000 LOC                11,565        11,565
Anaheim CA Public Improvement Corp. Lease COP VRDO                     3.75%    12/6/2000 (2)                29,980        29,980
California Communities Dev. Auth. COP VRDO
  (Memorial Health Services)                                           3.90%    12/6/2000                    65,900        65,900
California Community College Financing Auth. TRAN                      5.00%    6/29/2001 (4)                12,500        12,553
California Dept. of Water Resources TOB VRDO
  (Central Valley Project)                                             3.82%    12/7/2000   +                10,955        10,955
California Educ. Fac. Auth. Rev. VRDO (Pepperdine Univ.)               3.90%    12/7/2000                     6,000         6,000
California Educ. Fac. Auth. Rev. VRDO (Stanford Univ.)                 3.75%    12/6/2000                     9,580         9,580
California Educ. Fac. Auth. Rev. VRDO (Univ. of San Francisco)         3.80%    12/6/2000 LOC                 6,500         6,500
California GO                                                          5.50%    12/1/2000                    17,490        17,490
California GO CP                                                       3.60%   12/12/2000                    20,000        20,000
California GO CP                                                       3.65%   12/12/2000                     7,600         7,600
California GO CP                                                       3.70%    12/1/2000                    15,000        15,000
California GO CP                                                       3.70%    12/7/2000                    19,100        19,100
California GO CP                                                       3.75%   12/11/2000                     6,500         6,500
California GO CP                                                       3.95%    2/21/2001                    15,000        15,000
California GO CP                                                       4.00%    2/15/2001                     5,000         5,000
California GO TOB VRDO                                                 3.82%    12/7/2000   +               131,740       131,740
California GO TOB VRDO                                                 4.25%    12/6/2000   +                25,000        25,000
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                         3.85%    12/7/2000 LOC                16,900        16,900

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                 MATURITY                    AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                         3.95%    12/7/2000 LOC           $     7,600  $      7,600
California Health Fac. Finance Auth. Rev. VRDO
  (Catholic Healthcare West)                                           3.60%    12/6/2000 (1)                 7,300         7,300
California Health Fac. Finance Auth. Rev. VRDO
  (Memorial Health Services)                                           3.90%    12/6/2000                    29,800        29,800
California Housing Finance Agency Home Mortgage Rev.                   3.90%    10/1/2001                     2,900         2,900
California Housing Finance Agency Home Mortgage Rev.                   4.25%     8/1/2001                    20,000        20,000
California Housing Finance Agency Home Mortgage Rev.                   4.05%     6/1/2001                    19,000        19,000
California Housing Finance Agency Home Mortgage Rev.
  TOB VRDO                                                             3.89%    12/7/2000   +                 9,515         9,515
California Housing Finance Agency Home Mortgage Rev. VRDO              3.80%    12/6/2000 (4)                10,000        10,000
California Housing Finance Agency Home Mortgage Rev. VRDO              3.80%    12/6/2000 (1)                15,500        15,500
California Housing Finance Agency Home Mortgage Rev. VRDO              3.80%    12/6/2000                    12,455        12,455
California Housing Finance Agency Home Mortgage Rev. VRDO              3.85%    12/6/2000 (4)                 3,400         3,400
California Housing Finance Agency Home Mortgage Rev. VRDO              4.00%    12/6/2000 (4)                 9,400         9,400
California Infrastructure & Econ. Dev. Bank for
  Independent System Operation Corp. VRDO                              3.70%    12/6/2000 (1)                25,000        25,000
California Infrastructure & Econ. Dev. Bank for
  Independent System Operation Corp. VRDO                              3.75%    12/6/2000 (1)                10,000        10,000
California Infrastructure & Econ. Dev. Bank for
  Independent System Operation Corp. VRDO                              3.90%    12/6/2000 (1)                16,000        16,000
California PCR Financing Auth. Solid Waste Disposal
  Rev. VRDO (Shell Oil Co.-Martinez Project)                           4.10%    12/4/2000                    46,500        46,500
California PCR Financing Auth. VRDO (Exxon Mobil Project)              4.05%    12/4/2000                     5,400         5,400
California PCR Financing Auth. VRDO
  (Pacific Gas & Electric Co.)                                         3.80%    12/6/2000 (1)               110,800       110,800
California PCR Financing Auth. VRDO
  (Pacific Gas & Electric Co.)                                         4.05%    12/4/2000 LOC                 9,100         9,100
California PCR Financing Auth. VRDO
  (Pacific Gas & Electric Co.)                                         4.10%    12/4/2000 LOC                 7,000         7,000
California PCR Financing Auth. VRDO
  (Pacific Gas & Electric Co.)                                         4.15%    12/4/2000 LOC                11,250        11,250
California PCR Financing Auth. VRDO
  (Pacific Gas & Electric Co.)                                         4.55%    12/4/2000 LOC                 3,000         3,000
California School Cash Reserve Program Auth. Rev.                      5.25%     7/3/2001 (2)                40,000        40,223
California School Fac. Financing Corp. COP VRDO                        3.85%    12/6/2000 LOC                12,540        12,540
California Statewide Community Dev. Auth. TRAN                         5.25%    6/29/2001 (4)                23,250        23,377
California Veterans GO                                                 3.60%     6/1/2001                    12,850        12,814
California Water Resources TOB VRDO                                    3.75%    12/7/2000 (3)+               11,000        11,000
Chula Vista CA Ind. Rev. VRDO                                          4.00%    12/4/2000                     5,000         5,000
Clovis CA Unified School Dist. TRAN                                    5.00%    6/30/2001                    30,500        30,636
Conejo Valley CA Unified School Dist. TRAN                             5.00%    6/29/2001                    12,000        12,049
Dublin San Ramon CA Services Dist. Sewer Rev. COP VRDO                 3.90%    12/7/2000 (1)                12,500        12,500
Fresno CA Sewer Rev. VRDO                                              3.60%    12/6/2000 (3)                20,400        20,400
Fresno CA TRAN                                                         5.00%    6/29/2001                    20,000        20,081
Fresno County CA TRAN                                                  5.00%     7/2/2001                    25,000        25,106
Irvine CA Assessment Dist. Improvement Boards VRDO                     4.00%    12/4/2000 LOC                 6,400         6,400
Irvine CA Assessment Dist. Improvement Boards VRDO                     4.10%    12/4/2000 LOC                12,400        12,400
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Northwest Irvine)                                                   4.10%    12/4/2000 LOC                 5,055         5,055
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Oak Creek)                                                          4.10%    12/4/2000 LOC                 1,400         1,400

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                 MATURITY                    AMOUNT        VALUE*
                                                                      COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Orange County-Irvine County)                                        3.75%    12/6/2000 LOC           $    49,711  $     49,711
Irvine CA Ranch Water Dist. VRDO                                       3.80%    12/4/2000 LOC                 2,700         2,700
Kern County CA VRDO (Public Fac. Project)                              3.60%    12/6/2000 LOC                29,800        29,800
Long Beach CA Harbor Rev. TOB VRDO                                     3.89%    12/7/2000 (3)+                5,650         5,650
Long Beach CA TRAN                                                     4.50%   10/30/2001                    23,500        23,666
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP           3.70%   12/21/2000 LOC                15,000        15,000
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP           3.70%    12/8/2000 LOC                38,000        38,000
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP           3.75%    12/8/2000 LOC                20,000        20,000
Los Angeles CA Dept. of Water & Power Electric Plant Rev. CP           4.00%    12/8/2000 LOC                10,200        10,200
Los Angeles CA Dept. of Water &
  Power Electric Plant Rev. VRDO                                       3.75%    12/7/2000                    64,000        64,000
Los Angeles CA GO TOB VRDO                                             4.20%    12/6/2000   +                80,000        80,000
Los Angeles CA Unified School Dist. TOB VRDO                           3.82%    12/7/2000 (3)+               30,845        30,845
Los Angeles CA Waste Water System Rev. CP                              3.85%    12/8/2000                    20,000        20,000
Los Angeles CA Waste Water System Rev. CP                              3.85%   12/19/2000                    16,000        16,000
Los Angeles CA Waste Water System Rev. CP                              3.85%   12/20/2000                    16,375        16,375
Los Angeles County CA Metro. Transp. Auth. CP                          3.55%   12/14/2000 LOC                10,000        10,000
Los Angeles County CA Metro. Transp. Auth. CP                          3.65%   12/11/2000 LOC                14,408        14,408
Los Angeles County CA Metro. Transp. Auth. CP                          3.95%   12/11/2000 LOC                 8,200         8,200
Los Angeles County CA Metro. Transp. Auth. CP                          4.00%    12/8/2000 LOC                 7,797         7,797
Los Angeles County CA Metro. Transp. Auth. CP                          4.00%    2/21/2001 LOC                10,000        10,000
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                                  3.70%    12/7/2000 (1)                18,160        18,160
Los Angeles County CA Metro. Transp. Auth.
  Sales Tax Rev. VRDO                                                  3.75%    12/6/2000 (3)                18,000        18,000
Los Angeles County CA Pension Obligations VRDO                         3.75%    12/6/2000 (2)                75,900        75,900
Los Angeles County CA TRAN                                             5.00%    6/29/2001                   108,625       109,139
Metro. Water Dist. of Southern California Waterworks Rev. CP           3.70%    12/7/2000                    17,400        17,400
Metro. Water Dist. of Southern California Waterworks Rev. CP           3.70%   12/14/2000                     5,000         5,000
Metro. Water Dist. of Southern California Waterworks Rev. CP           4.00%    12/7/2000                     8,900         8,900
Metro. Water Dist. of Southern California Waterworks
  Rev. TOB VRDO                                                        3.75%    12/7/2000   +                 5,000         5,000
Metro. Water Dist. of Southern California Waterworks
  Rev. TOB VRDO                                                        3.82%    12/7/2000   +                 5,995         5,995
Metro. Water Dist. of Southern California Waterworks
  Rev. VRDO                                                            3.75%    12/7/2000                    36,700        36,698
Metro. Water Dist. of Southern California Waterworks
  Rev. VRDO                                                            4.10%    12/4/2000                     4,400         4,400
Mission Viejo CA Community Dev. Financing Auth. VRDO
  (Mission Viejo Mall Improvement Project)                             3.75%    12/6/2000 LOC                31,100        31,100
MSR California Public Power Agency VRDO (San Juan Project)             4.10%    12/4/2000 (1)                25,800        25,800
Newport Beach CA Rev. VRDO (Hoag Memorial Hosp.)                       3.70%    12/6/2000                    44,900        44,900
Oakland CA Joint Powers Financing Auth. Lease Rev. VRDO                3.80%    12/7/2000 (4)                24,100        24,100
Orange County CA Irvine Coast Assessment Dist. VRDO                    4.05%    12/4/2000 LOC                 4,168         4,168
Orange County CA Sanitation Dist. COP VRDO                             4.10%    12/4/2000                    10,000        10,000
Orange County CA Sanitation Dist. VRDO                                 3.60%    12/7/2000 (2)                20,000        20,000
Orange County CA Sanitation Dist. VRDO                                 4.10%    12/4/2000 (2)LOC              8,400         8,400
Otay CA Water Dist. COP VRDO (Capital Project)                         3.75%    12/6/2000 LOC                 8,500         8,500
Rancho Mirage CA Joint Powers Financing Auth. COP VRDO
  (Eisenhower Medical Center)                                          3.70%    12/6/2000 (1)                25,100        25,100
Riverside County CA Public Fac. Project VRDO                           3.50%    12/5/2000 LOC                12,300        12,300
Riverside County CA Public Fac. Project VRDO                           3.80%    12/5/2000 LOC                 4,420         4,420

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                 MATURITY                    AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                               COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Sacramento County CA VRDO
  (Administration Center & Courthouse Project)                         3.90%    12/7/2000 LOC           $     9,800  $      9,800
San Bernardino County CA COP VRDO
  (County Center Refinancing Project)                                  3.80%    12/6/2000 LOC                 8,000         8,000
San Diego CA TAN                                                          4.50% 10/2/2001                    24,000        24,148
San Francisco Bay CA Area Rapid Transit Dist.
  Sales Tax Rev. TOB VRDO                                              3.82%    12/7/2000 (3)+                2,745         2,745
San Francisco CA Airport CP                                            3.65%   12/14/2000 LOC                 9,560         9,560
San Francisco CA Airport CP                                            3.70%    12/1/2000 LOC                 4,755         4,755
San Francisco CA Airport CP                                            3.80%   12/11/2000 LOC                36,445        36,445
San Francisco CA Airport CP                                            4.00%    3/15/2001 LOC                24,940        24,940
San Francisco CA Airport CP                                            4.05%     3/8/2001 LOC                 3,600         3,600
San Francisco CA City & County Finance Corp. Lease PUT
  (Moscone Center Expansion Project)                                   3.75%    1/11/2001 (2)                28,900        28,890
San Jose CA Redev. Agency Rev. VRDO
  (Merged Area Redev. Project)                                         3.95%    12/6/2000 LOC                14,900        14,900
San Jose/Santa Clara CA Clean Water &
  Sewer Finance Auth. VRDO                                             3.75%    12/6/2000 (3)                 3,700         3,700
Sonoma County CA TRAN                                                  4.50%    11/1/2001                     4,920         4,957
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                      3.70%    12/6/2000 (4)                51,665        51,665
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                      3.75%    12/6/2000 (2)LOC             42,800        42,800
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                      3.60%    12/6/2000 (4)                13,000        13,000
Torrance CA Little Co. of Mary Hosp. VRDO
  (Torrance Memorial Medical Center)                                   3.95%    12/7/2000 LOC                 3,000         3,000
Tulare County CA TRAN                                                  4.50%   11/14/2001                     6,500         6,542
Turlock CA Irrigation Dist. COP VRDO
  (Transmission Project)                                               3.75%    12/6/2000 LOC                 6,725         6,725
Univ. of California Regents CP                                         3.70%   12/21/2000                     6,000         6,000
Univ. of California Regents CP                                         3.80%    1/17/2001                     7,400         7,400
Univ. of California Regents CP                                         3.90%     3/9/2001                    16,100        16,100
Univ. of California Regents CP                                         3.95%   12/11/2000                    25,000        25,000
Univ. of California Regents CP                                         4.00%    12/7/2000                    22,421        22,421
Vallejo City CA Unified School Dist. VRDO                              3.85%    12/7/2000 LOC                 2,900         2,900
Ventura CA CP                                                          3.65%   12/11/2000 LOC                11,300        11,300
Ventura County CA TRAN                                                 5.00%     7/3/2001                    38,000        38,172
Wateruse Financial Auth. of California VRDO                            3.90%    12/6/2000 (4)                77,850        77,850

OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. TOB VRDO                            3.82%    12/7/2000   +                15,555        15,555
Puerto Rico Electric Power Auth. Rev. TOB VRDO                         3.82%    12/7/2000 (4)+                5,015         5,015
Puerto Rico Electric Power Auth. Rev. TOB VRDO                         3.82%    12/7/2000 (4)+                9,850         9,850
Puerto Rico GO                                                         5.50%     7/1/2001 (2)                 5,420         5,461
Puerto Rico GO TOB VRDO                                                3.82%    12/7/2000 (1)+               27,905        27,905
Puerto Rico Govt. Dev. Bank VRDO                                       3.85%    12/6/2000 (1)                   810           810
Puerto Rico Highway & Transp. Auth. Rev. VRDO                          3.60%    12/6/2000 (2)                 6,700         6,700
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                      3.82%    12/7/2000 (1)+               17,535        17,535
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO                      3.82%    12/7/2000 (2)+               17,005        17,005
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. TOB VRDO            3.82%    12/7/2000 (2)+                4,000         4,000
Puerto Rico TOB VRDO                                                   3.82%    12/7/2000 (1)+                8,810         8,810
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,708,957)                                                                                                  $  2,708,957
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MARKET
                                                                                                                            VALUE*
                                                                                                                             (000)
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 $     63,889
Liabilities                                                                                                               (54,500)
                                                                                                                     -------------
                                                                                                                     $      9,389
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 2,718,516,118 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                          $  2,718,346
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $1.00
==================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of
 1933. These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2000, the aggregate value of these securities was $424,120,000, representing 15.6% of net assets.
For key to abbreviations and other references, see page 38.



--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT         PER
                                                      (000)       SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $ 2,718,660      $ 1.00
Undistributed Net Investment Income                      --          --
Accumulated Net Realized Losses                        (314)         --
Unrealized Appreciation                                  --          --
--------------------------------------------------------------------------------
NET ASSETS                                      $ 2,718,346      $ 1.00
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
CALIFORNIA INSURED                                                              MATURITY                     AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.7%)
ABAG Finance Auth. For Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                                     6.00%    12/1/2015 (2)           $     9,180  $     10,016
Alameda CA Corridor Transp. Auth. Rev.                                5.125%    10/1/2016 (2)                 5,000         5,051
Alameda CA Corridor Transp. Auth. Rev.                                5.125%    10/1/2017 (1)                 6,565         6,584
Alameda CA Corridor Transp. Auth. Rev.                                5.125%    10/1/2018 (1)                 6,575         6,555
Alameda County CA COP (Medical Center Project)                         5.25%     6/1/2008 (1)                 1,965         2,082
Alameda County CA COP (Medical Center Project)                         5.25%     6/1/2009 (1)                 2,910         3,084
Alameda County CA COP (Medical Center Project)                         5.25%     6/1/2011 (1)                 1,615         1,696
Alameda County CA COP (Medical Center Project)                         5.25%     6/1/2012 (1)                 1,595         1,664
Alameda County CA COP (Medical Center Project)                         5.25%     6/1/2013 (1)                 1,785         1,850
Alameda County CA COP (Medical Center Project)                        5.375%     6/1/2014 (1)                 1,880         1,954
Alameda County CA COP (Medical Center Project)                        5.375%     6/1/2015 (1)                 3,960         4,095
Anaheim CA Convention Center Finance COP                               0.00%     8/1/2004 (1)                 3,120         2,665
Anaheim CA Public Finance Auth. Rev.                                   6.00%     9/1/2008 (4)                 2,000         2,221
Antioch CA Public Financing Auth. Reassessment Rev.                    5.00%     9/2/2013 (2)                12,305        12,470
Cabrillo CA Community College Dist. GO                                 0.00%     8/1/2011 (3)                 2,465         1,474
Cabrillo CA Community College Dist. GO                                 0.00%     8/1/2012 (3)                 2,525         1,421
Cabrillo CA Community College Dist. GO                                 0.00%     8/1/2013 (3)                 2,590         1,368
Cabrillo CA Community College Dist. GO                                 0.00%     8/1/2014 (3)                 2,655         1,314
California Community College Financing Auth. TRAN                      5.00%     8/3/2001 (4)                11,000        11,079
California Educ. Fac. Auth. Rev.
 (Loyola Marymount Univ.)                                              0.00%    10/1/2005 (1)                 3,100         2,510
California GO                                                          5.25%     9/1/2013 (1)                25,000        25,965
California GO                                                          5.75%    12/1/2009 (2)                13,265        14,605
California GO                                                          5.75%     2/1/2011 (3)                 6,500         7,157
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.50%     7/1/2008 (1)                 3,290         3,534
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.50%     7/1/2009 (1)                 3,580         3,850
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.50%     7/1/2010 (1)                 3,060         3,276
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.50%     7/1/2011 (1)                 3,950         4,200
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.50%     7/1/2012 (1)                 3,635         3,841
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.75%     7/1/2010 (1)                 7,000         7,537
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                          5.875%     7/1/2009 (2)                 5,000         5,378
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           7.00%     7/1/2005 (2)                 3,410         3,798
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           7.00%     7/1/2006 (2)                 3,395         3,848
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                                    6.00%     7/1/2001 (1)                 1,600         1,620
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                                    6.00%     7/1/2002 (1)                 1,280         1,319
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                                    6.00%      7/1/2004(1)                 1,645         1,747
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                                    6.00%     7/1/2006 (1)                 1,000         1,086
California Health Fac. Finance Auth. Rev.
 (Kaiser Permanente)                                                   5.25%     6/1/2009 (4)                 6,290         6,652
California Health Fac. Finance Auth. Rev.
 (Kaiser Permanente)                                                   5.25%    10/1/2009 (2)                10,525        11,150
California Health Fac. Finance Auth. Rev.
 (Kaiser Permanente)                                                   5.25%     6/1/2010 (4)                 5,310         5,615
California Health Fac. Finance Auth. Rev.
 (Kaiser Permanente)                                                   5.25%     6/1/2011 (4)                 7,250         7,609
California Health Fac. Finance Auth. Rev.
  (Pomona Valley Hosp.)                                                5.50%     7/1/2002 (1)                 2,500         2,558

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                                 5.50%     7/1/2003 (1)           $     3,010  $      3,117
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                                 5.50%     7/1/2004 (1)                 2,000         2,092
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                                 5.50%     7/1/2010 (1)                 3,570         3,822
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                                 5.75%     7/1/2005 (1)                 3,335         3,550
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                                 5.75%     7/1/2006 (1)                 3,415         3,669
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                                  5.25%     5/1/2001 (1)                 1,500         1,509
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                                  5.25%     5/1/2002 (1)                 1,000         1,017
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                                  5.25%     5/1/2003 (1)                 1,000         1,028
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                                  5.50%     5/1/2004 (1)                 1,855         1,936
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                                  5.50%     5/1/2005 (1)                 1,500         1,578
California Health Fac. Finance Auth. Rev.
 (Scripps Memorial Hosp.)                                              6.25%    10/1/2013 (1)                 3,000         3,105
California Health Fac. Finance Auth. Rev.
 (Sisters of Providence)                                               6.00%    10/1/2009 (2)                 4,490         5,001
California Health Fac. Finance Auth. Rev.
 (Summit Medical Center)                                               5.25%     5/1/2009 (4)                 3,500         3,680
California Health Fac. Finance Auth. Rev.
 (Summit Medical Center)                                               5.25%     5/1/2011 (4)                 1,700         1,769
California Health Fac. Finance Auth. Rev.
 (Sutter Health)                                                       5.50%    8/15/2012 (4)                 8,410         8,892
California Health Fac. Finance Auth. Rev.
 (UCSF Stanford Health Care)                                           5.00%   11/15/2010 (2)                 1,000         1,040
California Housing Finance Agency Home Mortgage Rev.                   0.00%     8/1/2027 (1)                 9,835         2,284
California Infrastructure & Econ. Dev. Bank for
 Independent System Operation Corp.VRDO                                3.75%    12/6/2000 (1)                 1,000         1,000
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                    5.50%     6/1/2012 (1)                 1,300         1,388
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                    5.50%     6/1/2013 (1)                 2,565         2,721
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                    5.50%     6/1/2014 (1)                 2,935         3,095
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                    5.50%     6/1/2015 (1)                 2,245         2,355
California Public Works Board (Dept. of Corrections)                   5.50%     1/1/2010 (2)                10,000        10,619
California Public Works Board (Dept. of Corrections)                   5.50%     1/1/2014 (2)                 5,975         6,213
California Public Works Board (Dept. of Corrections)                   6.40%    11/1/2004 (1)(Prere.)         5,000         5,507
California Public Works Board (Dept. of Corrections)                   6.60%    12/1/2002 (2)(Prere.)         3,500         3,741
California Public Works Board (Univ. of California)                    5.50%     9/1/2008 (2)                 5,185         5,591
California Public Works Board (Univ. of California)                    5.50%     9/1/2009 (2)                 4,015         4,333
California Public Works Board (Univ. of California)                    6.25%    12/1/2002 (2)(Prere.)         1,000         1,062
California Public Works Board Lease Rev.
 (California State Univ.)                                             5.375%    10/1/2016 (1)                 4,750         4,869
California Public Works Board Lease Rev. (Secretary of State)          6.50%    12/1/2008 (2)                 5,000         5,731
California Statewide Community Dev. Auth. COP
 (Children's Hosp. of Los Angeles)                                     6.00%     6/1/2009 (1)                 3,615         4,013
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp.)                                       5.125%     6/1/2013 (2)                 1,530         1,556
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp.)                                        5.25%     6/1/2014 (2)                 1,610         1,642
California Statewide Community Dev. Auth. Rev.
 (Sherman Oaks)                                                        5.50%     8/1/2015 (2)                 3,685         3,894
Calleguas-Las Virgines CA Muni. Water Dist. Rev.                      5.125%     7/1/2014 (3)                 1,440         1,454
Capistrano CA Unified Public Schools Rev.                              6.00%     9/1/2004 (2)                 2,160         2,301
Capistrano CA Unified Public Schools Rev.                              6.00%     9/1/2005 (2)                 2,395         2,581
Central Coast CA Water Auth. Rev.                                      6.05%    10/1/2002 (2)(Prere.)         1,800         1,898
Chino CA Basin Finance Auth. Muni. Water Dist. Rev.                    6.50%     8/1/2010 (2)                 3,095         3,589

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
CALIFORNIA INSURED                                                              MATURITY                     AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2004 (3)           $     5,000  $      4,279
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2005 (3)                16,000        13,069
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2006 (3)                17,000        13,253
Contra Costa CA (Merrithew Memorial Hosp.)                             5.25%    11/1/2001 (1)                 3,000         3,038
Contra Costa CA (Merrithew Memorial Hosp.)                             5.25%    11/1/2003 (1)                 3,230         3,336
Contra Costa CA (Merrithew Memorial Hosp.)                             6.00%    11/1/2006 (1)                 2,000         2,180
Contra Costa CA (Merrithew Memorial Hosp.)                             6.00%    11/1/2007 (1)                 2,000         2,202
Corona CA Community Fac. Dist.                                         4.35%     9/1/2001 (1)                 1,755         1,762
Corona CA Redev. Project                                               7.50%     9/1/2004 (3)                   970         1,083
Corona CA Redev. Project                                               7.50%     9/1/2005 (3)                 1,040         1,176
Culver City Redev. Financing Auth.                                    5.375%    11/1/2016 (4)                 3,260         3,365
East Bay CA Muni. Util. Dist. Waste Water Rev.                         5.00%     6/1/2014 (3)                 3,850         3,886
East Bay CA Muni. Util. Dist. Waste Water Rev.                         5.20%     6/1/2008 (1) +              15,000        15,342
East Whittier CA City School Dist. GO                                  5.75%     8/1/2017 (3)                 1,670         1,822
El Dorado County CA Public Agency Finance Auth. Rev                    5.60%    2/15/2012 (3)                 3,900         4,129
El Dorado County CA Public Agency Finance Auth. Rev.                   5.50%    2/15/2021 (3)                 2,420         2,454
Elsinore Valley CA Muni. Water Dist. COP                               5.90%     7/1/2006 (3)                 1,685         1,818
Elsinore Valley CA Muni. Water Dist. COP                               6.00%     7/1/2012 (3)                 1,000         1,128
Foothill/Eastern Corridor Agency CA Toll Road Rev.                     5.25%    1/15/2013 (1)                 5,000         5,209
Foothill/Eastern Corridor Agency CA Toll Road Rev.                    5.375%    1/15/2015 (1)                 5,000         5,197
Fresno CA Airport Rev.                                                 6.00%     7/1/2013 (4)                 2,975         3,237
Fresno CA Airport Rev.                                                 6.00%     7/1/2015 (4)                 2,290         2,467
Fresno CA COP (City Hall Project)                                     6.375%     8/1/2010 (2)                10,500        10,753
Fresno CA Sewer Rev. VRDO                                              3.60%    12/6/2000 (3)                 7,350         7,350
Glendale CA School Dist. GO                                            5.75%     9/1/2017 (3)                 3,790         3,984
Imperial Irrigation Dist. California COP
 (Electric System Project)                                             5.20%    11/1/2009 (2)                 7,900         8,362
Intermodal Container Transfer Fac.
 Joint Powers Auth. CA Rev.                                            5.00%    11/1/2010 (2)                 1,470         1,534
Intermodal Container Transfer Fac.
 Joint Powers Auth. CA Rev.                                            5.00%    11/1/2011 (2)                 1,665         1,735
Intermodal Container Transfer Fac.
 Joint Powers Auth. CA Rev.                                           5.125%    11/1/2012 (2)                 2,540         2,664
Intermodal Container Transfer Fac.
 Joint Powers Auth. CA Rev.                                           5.125%    11/1/2013 (2)                 1,870         1,952
La Quinta CA Redev. Agency (Tax Allocation Project)                    7.30%     9/1/2007 (1)                 1,240         1,449
La Quinta CA Redev. Agency (Tax Allocation Project)                    8.00%     9/1/2003 (1)                 1,325         1,457
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor Refinancing Project)                                  5.25%     5/1/2014 (2)                 2,035         2,101
Long Beach CA Financing Auth. Rev.                                     6.00%    11/1/2007 (2)                 3,070         3,389
Long Beach CA Financing Auth. Rev.                                     6.00%    11/1/2009 (2)                 3,735         4,178
Long Beach CA Financing Auth. Rev.                                     6.00%    11/1/2010 (2)                 3,860         4,329
Long Beach CA Harbor Dept. Rev.                                        6.00%    5/15/2009 (3)                 2,770         3,027
Long Beach CA Harbor Dept. Rev.                                        6.00%    5/15/2010 (3)                 3,200         3,507
Long Beach CA Harbor Dept. Rev.                                        6.00%    5/15/2012 (3)                 4,000         4,412
Long Beach CA Harbor Dept. Rev.                                        6.00%    5/15/2013 (3)                 6,700         7,381
Long Beach CA Harbor Dept. Rev.                                        6.00%    5/15/2014 (3)                 7,405         8,147
Long Beach CA Harbor Dept. Rev.                                        8.00%    5/15/2004 (1)                 3,305         3,684
Los Angeles CA Dept. of Water & Power Waterworks Rev.                  5.00%   10/15/2015 (1)                10,000        10,049
Los Angeles CA Dept. of Water & Power Waterworks Rev.                 5.125%   10/15/2013 (1)                 3,500         3,589
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                       6.00%     6/1/2011 (1)                 2,365         2,643
Los Angeles CA Schools COP                                             0.00%     8/1/2011 (2)                 1,945         1,160
Los Angeles CA Schools COP                                             0.00%     8/1/2013 (2)                 2,010         1,059
Los Angeles CA Transp. Comm. Sales Tax Rev.                            6.25%     7/1/2002 (1)(Prere.)         1,500         1,580
Los Angeles CA Unified School Dist. COP                                5.50%    10/1/2006 (1)                 5,005         5,341
Los Angeles CA Unified School Dist. COP                                5.50%    10/1/2007 (1)                15,095        16,213
Los Angeles CA Unified School Dist. GO                                 5.25%     7/1/2011 (1)                 5,175         5,454
Los Angeles CA Unified School Dist. GO                                5.375%     7/1/2014 (3)                 7,000         7,288
Los Angeles CA Unified School Dist. GO                                5.375%     7/1/2015 (3)                 3,000         3,108

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
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
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Unified School Dist. GO                                5.375%     7/1/2016 (3)           $     4,000  $      4,116
Los Angeles CA Unified School Dist. GO                                 5.50%     7/1/2011 (3)                 9,160         9,830
Los Angeles CA Unified School Dist. GO                                 5.50%     7/1/2012 (3)                10,140        10,808
Los Angeles CA Unified School Dist. GO                                5.625%     7/1/2014 (1)                 5,000         5,318
Los Angeles CA Unified School Dist. GO                                5.625%     7/1/2015 (1)                 5,000         5,290
Los Angeles CA Unified School Dist. GO                                5.625%     7/1/2016 (1)                 6,615         6,952
Los Angeles CA Wastewater System Rev.                                 5.375%     6/1/2013 (1)                 5,000         5,331
Los Angeles CA Wastewater System Rev.                                  5.75%     6/1/2011 (1)                 7,960         8,320
Los Angeles CA Wastewater System Rev.                                  6.50%     6/1/2004 (1)(Prere.)         1,695         1,859
Los Angeles CA Wastewater System Rev.                                  8.70%    11/1/2002 (3)                 2,535         2,751
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  4.75%     7/1/2013 (2)                 4,770         4,761
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.00%     7/1/2013 (4)                 5,000         5,103
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.25%     7/1/2010 (4)                 7,070         7,507
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.25%     7/1/2012 (1)                 2,775         2,877
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.25%     7/1/2014 (1)                 7,000         7,176
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.40%     7/1/2009 (2)                 1,725         1,823
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.50%     7/1/2017 (2)                 1,500         1,536
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  5.75%     7/1/2008 (4)                 2,445         2,674
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  6.00%     7/1/2006 (4)                 1,630         1,774
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  6.00%     7/1/2011 (2)                 1,745         1,965
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  9.00%     7/1/2005 (1)                 4,015         4,800
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  9.00%     7/1/2006 (1)                 4,380         5,390
Los Angeles County CA Metro. Transp.
 Auth. Sales Tax Rev.                                                  9.00%     7/1/2007 (1)                 4,770         6,025
Los Angeles County CA Public Works
 Finance Auth. Rev.                                                   5.125%     9/1/2008 (1)                 3,555         3,739
Los Angeles County CA Schools
 Regionalized Business Services COP                                    0.00%     8/1/2009 (2)                 1,890         1,262
Modesto CA Irrigation Dist.
 Finance Auth. Rev.                                                   5.125%     9/1/2015 (2)                 4,365         4,437
Mojave CA Water Agency COP                                             5.45%     9/1/2015 (1)                 6,150         6,383
Mountain View CA Capital Improvement
 Finance Auth. Rev.                                                    6.25%     8/1/2012 (1)                 5,000         5,162
MSR California Public Power Agency Rev.
 (San Juan Project)                                                   5.375%     7/1/2013 (1)                 2,500         2,601
MSR California Public Power Agency Rev.
 (San Juan Project)                                                    5.50%     7/1/2001 (1)                 6,500         6,564
MSR California Public Power Agency Rev.
 (San Juan Project)                                                    5.85%     7/1/2006 (2)                 1,500         1,586
North City West CA School Fac. Financing Auth.                         5.75%     9/1/2015 (4)                 2,000         2,112
North City West CA School Fac. Financing Auth.                         6.00%     9/1/2005 (4)                 1,510         1,627
North City West CA School Fac. Financing Auth.                         6.00%     9/1/2006 (4)                 1,600         1,743
North City West CA School Fac. Financing Auth.                         6.00%     9/1/2007 (4)                 1,695         1,865
Northern California Power Agency Capital Fac. Rev.                     5.25%     8/1/2015 (2)                 2,000         2,054
Northern California Power Agency Capital Fac. Rev.                     5.25%     8/1/2016 (2)                 3,000         3,059
Northern California Power Agency Project                               4.25%    8/15/2001 (2)                 2,445         2,453
Northern California Transmission Rev.
 (Oregon Transmission Project)                                         7.00%     5/1/2013 (1)                 5,500         6,632
Oakland CA Redev. Agency (Centeral Dist. Project)                      6.00%     2/1/2006 (2)                 5,125         5,547
Oakland CA Redev. Agency (Centeral Dist. Project)                      6.00%     2/1/2007 (2)                 2,260         2,473
Oakland CA Redev. Agency (Centeral Dist. Project)                      6.00%     2/1/2008 (2)                 5,585         6,169
Orange County CA Airport Rev.                                         5.375%     7/1/2009 (1)                 1,950         2,049
Orange County CA Airport Rev.                                          5.50%     7/1/2004 (1)                 3,555         3,693
Orange County CA Airport Rev.                                          5.50%     7/1/2011 (1)                 3,580         3,749
Orange County CA Airport Rev.                                          6.00%     7/1/2001 (1)                 7,245         7,326
Orange County CA Airport Rev.                                          6.00%     7/1/2005 (1)                 4,020         4,281
Orange County CA Airport Rev.                                          6.00%     7/1/2006 (1)                 9,565        10,281
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  5.25%    2/15/2005 (1)                 4,380         4,566
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  5.50%    2/15/2010 (1)                 4,500         4,846
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  5.70%    2/15/2011 (2)                 4,000         4,389
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  5.80%    2/15/2005 (3)                 6,000         6,381

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
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
                                                                                                               FACE        MARKET
CALIFORNIA INSURED                                                              MATURITY                     AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  5.90%    2/15/2006 (3)           $     8,000  $      8,632
Orange County CA Local Transp.
 Auth. Sales Tax Rev.                                                  9.50%    2/15/2003 (3)                 5,765         6,415
Orange County CA Rev.                                                  6.00%     6/1/2008 (1)                 4,500         4,980
Orange County CA Rev.                                                  6.00%     7/1/2008 (1)                 6,635         7,354
Orange County CA Rev.                                                  6.00%     6/1/2010 (1)                 2,800         3,126
Orange County CA Sanitation Dist. COP                                  6.00%     8/1/2001 (3)(Prere.)         1,500         1,552
Orange County CA Sanitation Dist. COP                                  6.40%     8/1/2007 (3)                 1,415         1,467
Palomar Pomerado Health System CA Rev.                                5.375%    11/1/2010 (1)                 2,670         2,848
Palomar Pomerado Health System CA Rev.                                5.375%    11/1/2012 (1)                 7,080         7,440
Pittsburg CA Redev. Agency Rev.                                        5.50%     8/1/2007 (3)                 5,750         5,971
Port of Oakland CA Rev.                                                5.50%    11/1/2008 (3)                 2,500         2,653
Port of Oakland CA Rev.                                                5.50%    11/1/2011 (1)                 5,850         6,144
Rancho CA Water Dist. Finance Auth. Rev.                              5.875%    11/1/2010 (3)                 3,000         3,230
Rancho CA Water Dist. Finance Auth. Rev.                               6.25%     8/1/2012 (3)                 1,950         2,014
Rancho CA Water Dist. Finance Auth. Rev.                               6.50%    11/1/2001 (3)                 1,590         1,628
Riverside CA Electric Rev.                                            5.375%    10/1/2009 (2)                 4,115         4,412
Riverside CA Electric Rev.                                            5.375%    10/1/2013 (2)                 5,895         6,178
Roseville CA Water Util. COP                                           5.20%    12/1/2015 (3)                 5,000         5,099
Sacramento CA Cogeneration Project Rev.                                5.25%     7/1/2011 (1)                 4,730         4,971
Sacramento CA Cogeneration Project Rev.                                5.25%     7/1/2015 (1)                 5,755         5,903
Sacramento CA Electric Rev.                                           5.125%     7/1/2015 (1)                 8,270         8,393
Sacramento CA Muni. Util. Dist. Rev.                                   5.75%     1/1/2010 (1)                 5,000         5,267
Sacramento CA Muni. Util. Dist. Rev.                                   6.20%    8/15/2005 (1)                 2,000         2,101
Sacramento CA Muni. Util. Dist. Rev.                                   6.25%    8/15/2007 (1)                 8,000         8,411
Sacramento CA Redev. Agency Rev.
 (Merged Downtown Project)                                             5.25%    11/1/2010 (4)                 3,895         4,136
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                         5.50%     6/1/2010 (1)                 5,500         5,935
San Bernardino County CA COP
 (Medical Center Financing Project)                                    4.40%     8/1/2001 (1)                 9,500         9,537
San Bernardino County CA COP
 (Medical Center Financing Project)                                    4.50%     8/1/2002 (1)                 7,000         7,058
San Bernardino County CA COP
 (Medical Center Financing Project)                                    5.00%     8/1/2003 (1)                 1,300         1,331
San Bernardino County CA COP
 (Medical Center Financing Project)                                    5.50%     8/1/2006 (1)                 8,500         9,034
San Bernardino County CA COP
 (Medical Center Financing Project)                                    5.50%     8/1/2007 (1)                 6,000         6,417
San Diego CA Financing Auth. Lease Rev.
 (Convention Center Expansion)                                         5.25%     4/1/2012 (2)                 3,000         3,136
San Diego CA Financing Auth. Lease Rev.
 (Convention Center Expansion)                                         5.25%     4/1/2014 (2)                 5,680         5,860
San Diego CA Public Fac. Financing Auth. Sewer Rev.                    5.00%    5/15/2016 (3)                 2,000         2,000
San Diego CA Unified School Dist. COP                                 5.375%     7/1/2002 (1)                10,835        11,068
San Diego CA Unified School Dist. COP                                 5.375%     7/1/2003 (1)                10,435        10,784
San Diego CA Unified School Dist. GO                                   0.00%     7/1/2009 (3)                 6,270         4,197
San Diego CA Unified School Dist. GO                                   0.00%     7/1/2014 (3)                 3,400         1,682
San Diego CA Water Util. Rev.                                          5.25%     8/1/2009 (3)                 2,000         2,124
San Diego CA Water Util. Rev.                                         5.375%     8/1/2010 (3)                 6,000         6,400
San Diego CA Water Util. Rev.                                         5.375%     8/1/2012 (3)                 2,000         2,107
San Diego CA Water Util. Rev.                                         5.375%     8/1/2014 (3)                 3,000         3,124
San Diego CA Water Util. Rev.                                         5.375%     8/1/2015 (3)                 2,085         2,160
San Diego County CA COP                                                5.25%     5/1/2011 (2)                 3,395         3,578
San Diego County CA Regional Transp. Comm.                             6.00%     4/1/2004 (2)                 3,000         3,178

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
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
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
San Diego County CA Regional Transp. Comm.                             6.25%     4/1/2002 (3)           $     5,000  $      5,148
San Francisco CA Bay Area Rapid Transit Rev.                           5.55%     7/1/2009 (3)                 4,920         5,189
San Francisco CA City & County Airport Rev.                            5.25%     5/1/2010 (1)                 3,110         3,234
San Francisco CA City & County Airport Rev.                            5.25%     5/1/2011 (3)                 4,150         4,295
San Francisco CA City & County Airport Rev.                            5.25%     5/1/2012 (3)                 4,380         4,497
San Francisco CA City & County Airport Rev.                            5.25%     5/1/2012 (4)                 2,250         2,348
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2009 (1)                 2,945         3,118
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2009 (4)                 3,000         3,176
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2009 (4)                 5,025         5,354
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2010 (3)                 2,880         3,045
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2010 (4)                 5,300         5,628
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2011 (3)                 3,080         3,239
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2011 (4)                 2,135         2,275
San Francisco CA City & County Airport Rev.                            5.50%     5/1/2014 (4)                 4,065         4,191
San Francisco CA City & County Airport Rev.                            6.00%     5/1/2007 (1)                 2,645         2,861
San Francisco CA City & County Airport Rev.                            6.20%     5/1/2002 (2)(Prere.)           645           677
San Francisco CA City & County Airport Rev.                            6.20%     5/1/2007 (2)                   970         1,014
San Francisco CA City & County Airport Rev.                            6.25%     5/1/2008 (1)                 2,190         2,419
San Francisco CA City & County Airport Rev.                            6.30%     5/1/2002 (2)(Prere.)           435           457
San Francisco CA City & County Airport Rev.                            6.30%     5/1/2011 (2)                   650           680
San Francisco CA City & County Airport Rev.                            6.40%     5/1/2003 (1)(Prere.)           470           504
San Francisco CA City & County Airport Rev.                            6.40%     5/1/2005 (1)                 2,330         2,490
San Francisco CA City & County Airport Rev.                            6.50%     5/1/2002 (2)(Prere.)           865           911
San Francisco CA City & County Airport Rev.                            6.50%     5/1/2013 (2)                 1,295         1,358
San Francisco CA City & County Airport Rev.                            6.60%     5/1/2003 (1)(Prere.)           170           183
San Francisco CA City & County Airport Rev.                            6.60%     5/1/2007 (1)                   830           888
San Francisco CA City & County COP
 (San Bruno Jail)                                                      5.25%    10/1/2013 (2)                 1,490         1,548
San Francisco CA City & County COP
 (San Bruno Jail)                                                      5.25%    10/1/2014 (2)                 2,860         2,953
San Francisco CA City & County COP
 (San Bruno Jail)                                                      5.25%    10/1/2015 (2)                 2,665         2,737
San Francisco CA City & County Sewer Rev.                              6.00%    10/1/2011 (2)                 2,000         2,093
San Joaquin Hills CA Transp.
 Corridor Agency Toll Road Rev.                                        0.00%    1/15/2003 (1)                 6,000         5,485
San Joaquin Hills CA Transp.
 Corridor Agency Toll Road Rev.                                        0.00%    1/15/2006 (1)                14,745        11,744
San Joaquin Hills CA Transp.
 Corridor Agency Toll Road Rev.                                        0.00%    1/15/2011 (1)                 7,140         4,374
San Joaquin Hills CA Transp.
  Corridor Agency Toll Road Rev.                                       0.00%    1/15/2014 (1)                 5,500         2,793
San Jose CA Redev. Agency
 (Merged Area Redev. Project)                                         5.375%     8/1/2001 (1)                 2,165         2,188
San Jose CA Redev. Agency
 (Merged Area Redev. Project)                                         5.375%     8/1/2002 (1)                 2,270         2,322
San Juan CA Unified School Dist. GO                                    5.50%     8/1/2012 (3)                 1,930         2,067
San Juan CA Unified School Dist. GO                                    5.50%     8/1/2013 (3)                 1,950         2,075
San Juan CA Unified School Dist. GO                                    5.60%     8/1/2014 (3)                 2,685         2,863
San Juan CA Unified School Dist. GO                                    5.60%     8/1/2015 (3)                 2,745         2,912
San Mateo CA Transp. Dist. Sales Tax Rev.                              5.00%     6/1/2013 (1)                 1,930         1,990
San Mateo CA Transp. Dist. Sales Tax Rev.                              5.25%     6/1/2013 (4)                 1,865         1,941
San Mateo CA Transp. Dist. Sales Tax Rev.                              5.25%     6/1/2014 (4)                 4,275         4,422
San Ramon Valley CA Unified School Dist. GO                            0.00%     7/1/2006 (3)                 3,750         2,929
San Ramon Valley CA Unified School Dist. GO                            0.00%     7/1/2007 (3)                 4,950         3,685
San Ramon Valley CA Unified School Dist. GO                            0.00%     7/1/2008 (3)                 6,050         4,288
Santa Anna CA Finance Auth. Rev.                                      5.375%     9/1/2009 (1)                 3,040         3,258
Santa Anna CA Finance Auth. Rev.                                      5.375%     9/1/2010 (1)                 1,600         1,716
Santa Barbara CA Redev. Agency
 (Tax Allocation Central City Project)                                 5.50%     3/1/2001 (2)                 2,215         2,224
Santa Clara County CA Financing Auth. Lease Rev.                       5.50%    5/15/2011 (2)                 4,535         4,890
Santa Clara County CA Financing Auth. Lease Rev.                       5.50%    5/15/2012 (2)                 4,785         5,123
Santa Clara County CA Financing Auth. Lease Rev.                       7.75%   11/15/2010 (2)                 4,500         5,673
Santa Margarita/Dana Point CA Auth. Rev.                               5.50%     8/1/2008 (2)                 3,345         3,605
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
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
                                                                                                               FACE        MARKET
CALIFORNIA INSURED                                                              MATURITY                     AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Santa Margarita/Dana Point CA Auth. Rev.                               5.50%     8/1/2009 (2)           $     3,860  $      4,163
Santa Margarita/Dana Point CA Auth. Rev.                               5.50%     8/1/2010 (2)                 2,245         2,411
Santa Margarita/Dana Point CA Auth. Rev.                               7.25%     8/1/2006 (1)                 3,315         3,813
Santa Margarita/Dana Point CA Auth. Rev.                               7.25%     8/1/2010 (1)                 2,180         2,655
Santa Margarita/Dana Point CA Auth. Rev.                               7.25%     8/1/2011 (1)                 1,640         2,017
Santa Monica CA Malibu Unified School Dist. GO                         5.25%     8/1/2011 (3)                 3,695         3,924
Santa Rosa CA Waste Water Service Fac. Dist. Rev.                      6.20%     7/2/2009 (2)                 2,450         2,557
South Orange County CA Public Finance Auth. Rev.                       5.25%    8/15/2013 (2)                 2,290         2,371
South Orange County CA Public Finance Auth. Rev.                      5.375%    8/15/2012 (4)                 5,605         5,910
South Orange County CA Public Finance Auth. Rev.                      5.375%    8/15/2013 (4)(Prere.)         5,910         6,189
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2005 (1)                 3,440         3,849
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2007 (1)                 1,000         1,157
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2008 (1)                 5,610         6,579
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2009 (1)                 5,000         5,920
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2010 (1)                 3,300         3,954
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2011 (1)                 3,490         4,224
South Orange County CA Public Finance Auth. Rev.                       9.50%    8/15/2004 (1)                 4,395         5,188
South Placer CA Wastewater Auth. Rev.                                  5.50%    11/1/2011 (3)+                  660           713
South Placer CA Wastewater Auth. Rev.                                  5.50%    11/1/2012 (3)+                1,640         1,760
South Placer CA Wastewater Auth. Rev.                                  5.50%    11/1/2013 (3)+                2,190         2,332
South Placer CA Wastewater Auth. Rev.                                  5.50%    11/1/2014 (3)+                1,000         1,058
Southern California Rapid Transit Dist. Rev.                           5.80%     9/1/2006 (2)                 3,000         3,244
Southern California Rapid Transit Dist. Rev.                           5.90%     9/1/2007 (2)                 3,155         3,459
Southern California Rapid Transit Dist. Rev.                           6.00%     9/1/2008 (2)                 2,650         2,777
Sweetwater CA Water Rev.                                               7.00%     4/1/2010 (2)                 1,830         1,846
Tri-City CA Hosp. Dist. Rev.                                           5.50%    2/15/2008 (1)                 3,805         4,069
Tri-City CA Hosp. Dist. Rev.                                           5.50%    2/15/2009 (1)                 2,665         2,839
Tri-City CA Hosp. Dist. Rev.                                          5.625%    2/15/2011 (1)                 2,970         3,155
Tri-City CA Hosp. Dist. Rev.                                          5.625%    2/15/2012 (1)                 1,880         1,987
Tulare County CA COP                                                   5.00%    8/15/2014 (1)                 5,065         5,186
Tulare County CA COP                                                   5.00%    8/15/2015 (1)                 6,460         6,574
Tulare County CA COP                                                   5.70%   11/15/2003 (1)                 1,000         1,047
Tulare County CA COP                                                   5.80%   11/15/2004 (1)                 1,000         1,062
Turlock CA Irrigation Dist. Rev.                                       5.00%     1/1/2015 (1)                 2,555         2,572
Tustin CA Unified School Dist. Special Tax                             5.00%     9/1/2011 (4)                 2,070         2,133
Tustin CA Unified School Dist. Special Tax                             5.00%     9/1/2013 (4)                 2,540         2,581
Tustin CA Unified School Dist. Special Tax                             5.00%     9/1/2015 (4)                 3,080         3,095
Univ. of California Rev. (Medical Center)                             5.625%     7/1/2010 (2)                 6,660         7,078
Univ. of California Rev. (Multiple Purpose Project)                   10.00%     9/1/2002 (2)                 1,000         1,100
Univ. of California Rev. (Multiple Purpose Project)                   10.00%     9/1/2002 (1)                 2,950         3,244
Univ. of California Rev. (Multiple Purpose Project)                   10.00%     9/1/2003 (2)                 2,000         2,303
Univ. of California Rev. (Multiple Purpose Project)                   12.00%     9/1/2003 (2)                 2,000         2,398
University of California Rev. (San Diego Medical Center)              5.125%    12/1/2015 (4)                 8,805         8,959
Wateruse Financial Auth. of California VRDO                            3.90%    12/6/2000 (3)                 1,400         1,400
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%     6/1/2003 (1)                 3,380         3,535
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%     6/1/2004 (1)                 3,580         3,796
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.00%     6/1/2005 (1)                 3,675         3,942

OUTSIDE CALIFORNIA:

Guam Govt. Ltd. Obligation Infrastructure
 Improvement Rev.                                                      5.00%    11/1/2001 (2)                 2,410         2,428
Guam Govt. Ltd. Obligation Infrastructure
 Improvement Rev.                                                      5.25%    11/1/2003 (2)                 1,635         1,680
Puerto Rico Aqueduct & Sewer Auth. Rev.                                6.00%     7/1/2009 (1)                 5,250         5,829
Puerto Rico Electric Power Auth. Rev.                                  5.50%     7/1/2011 (4)                 3,600         3,872
Puerto Rico Electric Power Auth. Rev.                                  5.75%     7/1/2012 (4)                 3,700         4,036

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Auth. Rev.                                  5.75%     7/1/2013 (4)           $     4,000  $      4,337
Puerto Rico Electric Power Auth. Rev.                                  5.75%     7/1/2015 (4)                 2,700         2,897
Puerto Rico Electric Power Auth. Rev.                                  6.00%     7/1/2012 (1)                 6,680         7,449
Puerto Rico Electric Power Auth. Rev.                                  6.25%     7/1/2010 (1)                 1,850         2,103
Puerto Rico Electric Power Auth. Rev.                                  6.50%     7/1/2005 (1)                20,525        22,385
Puerto Rico GO                                                         5.75%     7/1/2008 (1)                 4,905         5,335
Puerto Rico GO                                                         6.50%     7/1/2011 (1)                 2,500         2,885
Puerto Rico GO                                                         6.50%     7/1/2014 (1)                 7,260         8,449
Puerto Rico Govt. Dev. Bank VRDO                                       3.85%    12/6/2000 (1)                 6,600         6,600
Puerto Rico Highway and Transp. Auth. Transp. Rev.                    5.625%     7/1/2015 (1)                 5,445         5,777
Puerto Rico Highway and Transp. Auth. Transp. Rev.                     6.00%     7/1/2012 (1)                 7,470         8,303
Puerto Rico Highway and Transp. Auth. VRDO                             3.60%    12/6/2000 (2)                   300           300
Puerto Rico Muni. Finance Agency GO                                    5.50%     8/1/2007 (4)                 8,000         8,532
Puerto Rico Muni. Finance Agency GO                                   5.625%     8/1/2010 (4)                17,275        18,800
Puerto Rico Muni. Finance Agency GO                                    5.75%     8/1/2011 (4)                 1,500         1,634
Puerto Rico Public Buildings Auth. Rev.
 (Public Educ. & Health Fac.)                                          5.75%     7/1/2010 (2)                 7,000         7,686
Puerto Rico Public Improvement GO                                      5.75%     7/1/2008 (1)                 6,985         7,583
Univ. of Puerto Rico Rev.                                              5.75%     6/1/2012 (1)                 2,000         2,167
Univ. of Puerto Rico Rev.                                              5.75%     6/1/2016 (1)                 1,000         1,062
                                                                                                                     ------------
                                                                                                                     $  1,493,432
                                                                                                                     ------------
SECONDARY MARKET INSURED (4.3%)
California GO                                                          5.40%    12/1/2014 (1)                 3,130         3,197
California GO                                                           6.50%    9/1/2006 (2)                 3,000         3,348
California Public Works Board Lease Rev.
 (California State Univ.)                                              5.30%    10/1/2015 (2)                 6,655         6,844
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                               5.375%    11/1/2014 (1)                 4,400         4,550
East Bay CA Muni. Util. Dist. Rev.                                     5.00%     4/1/2015 (3)                 8,000         8,008
Long Beach CA Harbor Rev.                                              8.50%    5/15/2003 (1)                 6,235         6,833
Los Angeles CA Convention & Exhibition Center Auth. Rev.               6.00%    8/15/2010 (1)                 8,975        10,046
Los Angeles CA Public Works Financing Auth. Rev.                       5.00%    10/1/2016 (1)                10,000         9,999
Sacramento CA Cogeneration Auth. Rev.                                  5.25%     7/1/2014 (1)                 5,500         5,671
Sacramento CA Financing Auth. Lease Rev.                               5.00%    11/1/2014 (1)                 4,170         4,237

OUTSIDE CALIFORNIA:

Puerto Rico GO                                                         5.00%     7/1/2005 (1)                 5,630         5,802
Puerto Rico Highway & Transp. Auth. Highway Rev.                       5.50%     7/1/2013 (1)                 2,250         2,400
Puerto Rico Public Improvement GO                                      5.50%     7/1/2009 (1)                 2,500         2,687
                                                                                                                     ------------
                                                                                                                     $     73,622
                                                                                                                     ------------
NONINSURED (8.9%)
California Dept. of Water Resources
 (Central Valley Project)                                             5.125%    12/1/2013                     2,000         2,054
California Dept. of Water Resources
 (Central Valley Project)                                             5.125%    12/1/2015                     1,410         1,432
California Dept. of Water Resources
 (Central Valley Project)                                             5.125%    12/1/2016                     1,000         1,009
California Educ. Fac. Auth. Rev.
 (Univ. of Southern California Project)                                5.60%    10/1/2009                     2,680         2,911
California GO                                                          5.25%     6/1/2015                     7,000         7,135
California GO                                                          5.40%    12/1/2014                     5,000         5,104
California GO                                                          5.50%     3/1/2015                     4,000         4,185
California GO                                                          6.00%     2/1/2008                     6,000         6,612
California GO                                                          6.50%     2/1/2007                     2,000         2,237
California GO                                                          6.60%     2/1/2009                    11,000        12,617
California Housing Finance Agency Rev.
 (Home Mortgage)                                                       5.85%     8/1/2016                     3,950         4,127
California Housing Finance Agency Rev. VRDO
 (Home Mortgage)                                                       3.80%    12/6/2000                     2,900         2,900
California PCR Financing Auth. VRDO
 (Pacific Gas & Electric Co.)                                          4.10%    12/4/2000 LOC                   900           900

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
CALIFORNIA INSURED                                                              MATURITY                     AMOUNT         VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON        DATE                      (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
California PCR Financing Auth. VRDO
 (Pacific Gas & Electric Co.)                                          4.15%    12/4/2000 LOC           $     2,400  $      2,400
Foothills-De Anza CA Community College Dist.                           6.00%     8/1/2011                     1,330         1,489
Foothills-De Anza CA Community College Dist.                           6.00%     8/1/2012                     1,150         1,281
Foothills-De Anza CA Community College Dist.                           6.00%     8/1/2013                     1,235         1,367
Irvine CA Assessment Dist. Improvement Boards VRDO
 (Oak Creek)                                                           4.00%    12/4/2000                     2,000         2,000
Irvine CA Assessment Dist. Improvement Boards VRDO
 (Oak Creek)                                                           4.10%    12/4/2000 LOC                   970           970
Irvine CA Ranch Water Dist. VRDO                                       3.80%    12/4/2000LOC                  2,400         2,400
Irvine CA Ranch Water Dist. VRDO                                       4.10%    12/4/2000                       800           800
Long Beach CA Harbor Rev.                                              5.50%    5/15/2007                     7,670         8,091
Long Beach CA Harbor Rev.                                              5.50%    5/15/2008                     8,095         8,571
Long Beach CA Harbor Rev.                                              5.50%    5/15/2009                     8,540         9,043
Long Beach CA Harbor Rev.                                              5.75%    5/15/2012                    10,050        10,762
Los Angeles CA Harbor Rev.                                             5.25%    11/1/2008                     4,195         4,376
Los Angeles CA Harbor Rev.                                             5.50%     8/1/2007                     3,000         3,169
Los Angeles CA Harbor Rev.                                            5.875%     8/1/2010                     6,000         6,387
Los Angeles CA Harbor Rev.                                             5.90%     8/1/2011                     7,385         7,841
Los Angeles CA Public Works Financing Auth. Lease Rev.                 5.25%     9/1/2015                     1,000         1,020
Metro. Water Dist. Southern California Waterworks Rev.                 4.00%    12/4/2000                    10,000        10,000
Sacramento County CA Sanitation Dist. Financing Auth. Rev.             6.00%    12/1/2013                     2,500         2,785
Sacramento County CA Sanitation Dist. Financing Auth. Rev.             6.00%    12/1/2015                     2,500         2,758
San Diego CA Unified School Dist. COP                                  5.25%     7/1/2001                    11,265        11,359
                                                                                                                     -------------
                                                                                                                     $    152,092
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,680,859)                                                                                                   $  1,719,146
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 $     29,767
Liabilities                                                                                                               (45,366)
                                                                                                                     -------------
                                                                                                                     $    (15,599)
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 157,392,253 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                           $  1,703,547
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                            $      10.82
==================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  purchased on a when-issued or delayed  delivery basis for which the fund has not taken delivery as of November 30, 2000.
For key to abbreviations and other references, see page 38.




----------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                   AMOUNT                PER
                                                    (000)              SHARE
----------------------------------------------------------------------------
Paid-in Capital                               $ 1,670,151            $ 10.61

Undistributed Net Investment Income                   --                  --
Accumulated Net Realized Losses--Note E            (4,891)              (.03)
Unrealized Appreciation--Note F                    38,287                .24
----------------------------------------------------------------------------
NET ASSETS                                    $ 1,703,547            $ 10.82
============================================================================

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                          COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.1%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (88.0%)
ABAG Finance Auth. For Non-Profit Corp. COP
 (Children's Hosp. Medical Center)                                     6.00%    12/1/2029 (2)           $     3,000  $      3,181
Alameda CA Corridor Transp. Auth. Rev.                                5.125%    10/1/2016 (2)                 2,165         2,187
Anaheim CA Convention Center Finance COP                               0.00%     8/1/2005 (1)                 1,250         1,019
Anaheim CA Convention Center Finance COP                               0.00%     8/1/2006 (1)                 3,125         2,429
Anaheim CA Convention Center Finance COP                               5.50%     8/1/2014 (1)                 5,750         5,878
Barstow CA Redev. Agency                                               6.25%     9/1/2022 (1)                 2,225         2,353
California Community College Financing Auth. TRAN                      5.00%     8/3/2001 (4)                11,095        11,175
California Dept. of Veteran Affairs Rev.                               5.45%    12/1/2019 (2)                17,590        17,565
California Dept. of Water Resources Rev.
 (Central Valley Project)                                             5.375%    12/1/2027 (1)                 4,890         4,895
California Educ. Fac. Auth. Rev.
 (Occidental College)                                                  5.70%    10/1/2027 (1)                11,565        11,894
California Educ. Fac. Auth. Rev.
 (Point Loma Nazarene Univ.)                                           5.00%    10/1/2021 (1)                11,000        10,626
California Educ. Fac. Auth. Rev.
 (Santa Clara Univ.)                                                   5.25%     9/1/2015 (2)                 1,325         1,386
California Educ. Fac. Auth. Rev.
 (Santa Clara Univ.)                                                   5.25%     9/1/2016 (2)                 1,000         1,039
California Educ. Fac. Auth. Rev.
 (Santa Clara Univ.)                                                   5.25%     9/1/2017 (2)                 1,000         1,033
California GO                                                          5.25%    10/1/2014 (3)                15,610        16,032
California GO                                                          5.40%    12/1/2016 (4)                 1,000         1,010
California GO                                                          6.00%     8/1/2019 (3)                   210           221
California GO                                                          7.00%    11/1/2004 (3)(Prere.)         1,935         2,172
California GO                                                          7.00%    11/1/2013 (3)                    65            72
California Health Fac. Finance Auth. Rev.
 (Adventist Health System)                                             6.75%     3/1/2011 (1)                 5,000         5,130
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           5.75%     7/1/2015 (2)                 4,080         4,273
California Health Fac. Finance Auth. Rev.
 (Catholic Health Care West)                                           6.00%     7/1/2017 (1)                27,900        29,893
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)          5.25%    10/1/2010 (2)                 9,785        10,334
California Health Fac. Finance Auth. Rev.
 (Little Company of Mary)                                              4.50%    10/1/2028 (2)                 5,000         4,260
California Health Fac. Finance Auth. Rev.
 (Little Company of Mary)                                              5.00%    10/1/2020 (2)                 7,960         7,687
California Health Fac. Finance Auth. Rev.
 (San Diego Hosp.)                                                     6.20%     8/1/2020 (1)                 3,820         3,996
California Health Fac. Finance Auth. Rev.
 (Scripps Health)                                                      5.00%    10/1/2018 (1)                 5,000         4,884
California Health Fac. Finance Auth. Rev.
 (Scripps Health)                                                      5.00%    10/1/2022 (1)                 5,760         5,509
California Housing Finance Agency Rev.
 (Home Mortgage)                                                       0.00%     2/1/2018 (2)                 8,825         3,117
California Housing Finance Agency Rev.
 (Home Mortgage)                                                       0.00%     8/1/2020 (4)+               46,370        14,182
California Housing Finance Agency Rev.
 (Multifamily Housing)                                                 6.05%     8/1/2027 (2)                 5,000         5,129
California Infrastructure & Econ. Dev. Bank for
 Independent System Operation Corp. VRDO                               3.75%    12/6/2000 (1)                 9,100         9,100
California Infrastructure & Econ. Dev. Bank Rev.
 (Asian Art Museum)                                                    5.25%     6/1/2026 (1)                 6,245         6,125
California PCR Financing Auth. Rev.
 (Southern California Edison)                                          5.55%     9/1/2031 (1)                 2,250         2,262
California PCR Financing Auth. VRDO
 (Pacific Gas & Electric Co.)                                          3.80%    12/6/2000 (1)LOC              2,100         2,100
California Polytechnical Univ. Rev.                                   5.625%     7/1/2026 (3)                 3,000         3,073
California Polytechnical Univ. Rev.                                   5.625%     7/1/2030 (3)                 5,260         5,380
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                5.50%    12/1/2012 (1)                 2,000         2,074
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                5.50%     1/1/2017 (2)                22,285        22,848
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                               5.625%    11/1/2016 (1)                 9,200         9,602
California Public Works Board Lease Rev.
 (Dept. of Health Services)                                            5.75%    11/1/2024 (1)                 7,885         8,209

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                          COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
California Public Works Board Rev. (Univ. of California)              5.375%    10/1/2017 (2)           $    10,250  $     10,443
California State Univ. & Colleges Housing System Rev.                 5.625%    11/1/2024 (3)                 6,920         7,087
California Statewide Community Dev. Auth. Rev.
 (Los Angeles Orthopedic Hosp.)                                        5.75%     6/1/2030 (2)                 8,000         8,233
Calleguas-Las Virgines CA Municipal Water Dist. Rev.                  5.125%     7/1/2021 (3)                 6,000         5,869
Calleguas-Las Virgenes CA Public Finance Auth. Rev.                    5.00%    11/1/2017 (4)                 3,435         3,400
Capistrano CA Unified Public Schools                                   5.70%     9/1/2016 (2)                10,000        10,472
Central Coast CA Water Auth. Rev.                                      5.00%    10/1/2016 (2)                 6,850         6,850
Central Coast CA Water Auth. Rev.                                      5.00%    10/1/2022 (2)                 8,920         8,576
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                            5.75%    11/1/2019 (1)                 3,325         3,484
Chino Basin CA Regional Financing Auth. Rev.
 (Inland Empire Util. Agency Sewer Project)                            5.75%    11/1/2022 (1)                 1,000         1,041
Chino Basin CA Regional Financing Auth. Rev.
 (Muni. Water Dist. Sewer System Project)                              6.00%     8/1/2016 (2)                 5,500         5,800
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2007 (3)                15,000        11,148
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2008 (3)                14,265        10,095
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2009 (3)                19,725        13,231
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2010 (3)                21,485        13,659
Clovis CA Unified School Dist. GO                                      0.00%     8/1/2011 (3)                 1,625           975
Contra Costa CA COP                                                    5.50%     6/1/2012 (2)                 6,850         7,034
Contra Costa CA Water Dist. Rev.                                       5.50%    10/1/2019 (1)                 3,000         3,052
Culver City CA Wastewater Fac. Rev.                                    5.70%     9/1/2029 (3)                 5,000         5,160
East Bay CA Muni. Util. Dist. Water System Rev.                        4.75%     6/1/2028 (1)                 7,195         6,453
East Bay CA Muni. Util. Dist. Water System Rev.                        6.50%     6/1/2004 (2)(Prere.)         2,000         2,193
Eastern California Muni. Water. Dist. Water & Sewer Rev.               6.75%     7/1/2012 (3)                 8,500        10,152
El Dorado County CA Public Agency Finance Auth. Rev.                   5.50%    2/15/2016 (3)                 9,000         9,263
Elsinore Valley CA Muni. Water Dist. COP                               6.00%     7/1/2012 (3)                 2,210         2,494
Escondido CA Union High School Dist. GO                                0.00%    11/1/2020 (1)                 3,000           997
Evergreen CA School Dist. GO                                           5.625%    9/1/2024 (3)                 6,300         6,428
Foothill/Eastern Corridor Agency CA Toll Road Rev.                     5.125%   1/15/2019 (1)                 5,200         5,148
Fresno CA Airport Rev.                                                 5.50%     7/1/2030 (4)                 1,500         1,516
Fresno CA Sewer Rev. VRDO                                              3.60%    12/6/2000 (3)                 7,350         7,350
Fullerton CA Univ. Rev.                                                5.70%     7/1/2020 (1)                 2,165         2,254
Glendale CA Hosp. Rev. (Adventist Health System)                       6.00%     3/1/2014 (1)                 3,000         3,071
Helix CA Water Dist. COP                                               5.00%     4/1/2019 (4)                 4,250         4,140
Kern CA High School Dist. GO                                           6.25%     8/1/2011 (1)                 1,065         1,232
Kern CA High School Dist. GO                                           6.40%     8/1/2014 (1)                 1,490         1,742
Kern CA High School Dist. GO                                           6.40%     8/1/2015 (1)                 1,645         1,919
Kern CA High School Dist. GO                                           6.40%     8/1/2016 (1)                 1,815         2,113
King County CA Joint Unified High School Dist. GO                      5.00%     8/1/2020 (1)                 2,695         2,616
La Quinta CA Redev. Agency (Tax Allocation Project)                    7.30%     9/1/2010 (1)                 1,145         1,398
Laguna Salada CA Unified School Dist. GO                               0.00%     8/1/2024 (3)                 1,625           431
Laguna Salada CA Unified School Dist. GO                               0.00%     8/1/2025 (3)                 1,880           470
Laguna Salada CA Unified School Dist. GO                               0.00%     8/1/2027 (3)                 4,035           895
Laguna Salada CA Unified School Dist. GO                               0.00%     8/1/2030 (3)                 4,095           764
Long Beach CA Finance Auth. Lease Rev.                                 6.00%    11/1/2017 (2)                 2,000         2,234
Long Beach CA Finance Auth. Lease Rev.
 (Rainbow Harbor Refinancing Project)                                 5.125%     5/1/2020 (2)                 2,750         2,708
Long Beach CA Finance Auth. Lease Rev.
 (Temple & Willow Fac.)                                                5.50%    10/1/2018 (1)                 5,030         5,180
Los Angeles CA Dept. of Water & Power Rev.                             5.00%   10/15/2017 (1)                 7,600         7,506
Los Angeles CA Dept. of Water & Power Rev.                             5.00%   10/15/2018 (1)                11,600        11,371

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Unified School Dist. GO                                 5.00%     7/1/2021 (3)           $    14,780  $     14,282
Los Angeles CA Unified School Dist. GO                                5.375%     7/1/2025 (3)                14,000        14,036
Los Angeles CA Wastewater System Rev.                                  4.00%     6/1/2014 (1)                 5,465         4,883
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.00%     7/1/2017 (3)                 4,450         4,405
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.00%     7/1/2019 (4)                 2,350         2,294
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2011 (4)                 9,570        10,106
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2016 (1)                 7,500         7,612
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2017 (1)                 7,700         7,772
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2018 (1)                 5,000         5,028
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2019 (1)                 6,530         6,546
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.              5.25%     7/1/2027 (1)                 8,210         8,088
Los Angeles County CA Public Works Financing Auth. Lease Rev.          5.50%    10/1/2018 (4)                 2,700         2,848
Los Angeles County CA Public Works Financing Auth. Lease Rev.
 (Multiple Capital Fac. Project)                                      5.125%     6/1/2017 (2)                 6,865         6,861
Los Angeles County CA Public Works Financing Auth. Lease Rev.
 (Multiple Capital Fac. Project)                                      5.125%    12/1/2029 (2)                16,000        15,518
Los Angeles County CA Public Works Financing Auth. Lease Rev.
 (Multiple Capital Fac. Project)                                       5.25%     5/1/2022 (2)                 4,700         4,670
Los Angeles County CA Schools
 Regionalized Business Services COP                                    0.00%     8/1/2020 (2)                 2,095           704
Metro. Water Dist. of Southern California Rev.                         5.00%     7/1/2030 (1)                 9,000         8,509
Metro. Water Dist. of Southern California Rev.                         5.50%     7/1/2025 (1)                21,225        21,375
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Domestic Water Project)                                              5.75%     9/1/2005 (2)(Prere.)         3,750         4,080
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                    6.50%    10/1/2011 (2)                 8,125         9,148
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                                    6.50%    10/1/2022 (2)                 9,750        11,169
MSR California Public Power Agency Rev. (San Juan Project)            6.125%     7/1/2013 (2)                 8,000         9,123
MSR California Public Power Agency Rev. (San Juan Project)             6.75%     7/1/2020 (1)                38,785        45,929
MSR California Public Power Agency VRDO (San Juan Project)             4.10%    12/4/2000 (1)                 3,200         3,200
Natomas CA Unified School Dist. GO                                     5.20%     9/1/2019 (3)                 5,000         5,002
North City West CA School Fac. Finance Auth.                           6.00%     9/1/2019 (4)                 2,000         2,156
Northern California Power Agency Rev.
 (Hydro Electric Project)                                              6.30%     7/1/2018 (1)                10,000        11,496
Northern California Power Agency Rev.
 (Hydro Electric Project)                                              7.50%     7/1/2021 (2)(Prere.)         1,810         2,280
Oakland CA Redev. Agency (Central Dist. Project)                       5.50%     2/1/2014 (2)                 5,500         5,906
Palomar Pomerado Health System CA Rev.                                5.375%    11/1/2011 (1)                 3,865         4,092
Palomar Pomerado Health System CA Rev.                                5.375%    11/1/2013 (1)                 6,730         7,025
Pasadena CA Unified School Dist.                                       5.00%     7/1/2020 (3)                 4,000         3,883
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  0.00%     8/1/2019 (2)                 1,150           406
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  0.00%     8/1/2021 (2)                 2,575           804
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  0.00%     8/1/2022 (2)                 3,755         1,102
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  0.00%     8/1/2023 (2)                 8,750         2,420
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  0.00%     8/1/2024 (2)                 1,000           261
Pittsburg CA Redev. Agency Tax Allocation
 (Los Medanos Community Dev. Project)                                  5.70%     8/1/2032 (4)                 7,000         7,274
Pomona CA Unified School Dist. GO                                      5.60%     8/1/2014 (1)                 1,585         1,728
Pomona CA Unified School Dist. GO                                      5.60%     8/1/2015 (1)                 2,000         2,167

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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                          COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Pomona CA Unified School Dist. GO                                      5.60%     8/1/2016 (1)           $     1,000  $      1,078
Pomona CA Unified School Dist. GO                                      7.50%     8/1/2017 (1)                 2,540         3,269
Port of Oakland CA Rev.                                                5.40%    11/1/2017 (1)                16,705        17,084
Port of Oakland CA Rev.                                                5.50%    11/1/2017 (1)                 4,350         4,420
Port of Oakland CA Rev.                                                5.60%    11/1/2019 (1)                22,280        22,970
Rancho CA Water Dist. Finance Auth. Rev.                               5.875%   11/1/2010 (3)                 3,585         3,859
Rancho CA Water Dist. Finance Auth. Rev.                               6.25%     8/1/2012 (3)                 3,000         3,098
Rancho Cucamonga CA Redevelopment Agency
 (Rancho Redevelopment)                                                5.10%     9/1/2014 (4)                 3,040         3,098
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                                              0.00%     6/1/2013 (1)                 5,000         2,648
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                                              0.00%     6/1/2014 (1)                 2,000           992
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                                              0.00%     6/1/2015 (1)                 2,000           933
Riverside County CA Asset Leasing Corp. Rev.
 (Riverside County Hosp.)                                              5.00%     6/1/2019 (1)                13,950        13,540
Sacramento CA Finance Auth. Rev.                                       5.25%     5/1/2019 (2)                21,950        22,016
Sacramento CA Finance Auth. Rev.                                      5.375%    11/1/2014 (2)                 9,000         9,568
Sacramento CA Finance Auth. Rev.                                       5.40%    11/1/2020 (2)                 6,785         7,012
Sacramento CA Muni. Util. Dist. Rev.                                   6.25%    8/15/2010 (1)                33,800        38,437
Sacramento CA Muni. Util. Dist. Rev.                                   6.30%    8/15/2018 (1)                14,000        14,645
Sacramento CA Cogeneration Project Rev.                                5.00%     7/1/2017 (1)                 4,760         4,707
Sacramento County CA Public Fac. Finance Corp. COP
 (Main Detention Fac. Project)                                         5.50%     6/1/2010 (1)                 5,760         6,215
San Bernardino County CA COP
 (Medical Center Financing Project)                                    5.50%     8/1/2005 (1)(Prere.)        12,790        13,749
San Bernardino County CA COP
 (Medical Center Financing Project)                                    6.50%     8/1/2017 (1)                17,915        21,063
San Diego CA Public Fac. Finance Auth. Sewer Rev.                      5.25%    5/15/2027 (3)                12,625        12,457
San Diego CA Unified School Dist. GO                                   0.00%     7/1/2015 (3)                 5,370         2,497
San Diego CA Unified School Dist. GO                                   0.00%     7/1/2016 (3)                 4,565         1,987
San Diego CA Unified School Dist. GO                                   0.00%     7/1/2018 (3)                 4,500         1,712
San Diego CA Water Auth. COP                                           5.25%     5/1/2015 (3)                14,290        14,611
San Diego CA Water Util. Rev.                                          5.00%     8/1/2021 (3)                 4,975         4,807
San Francisco CA Bay Area Rapid Transit Rev.                           6.75%     7/1/2010 (2)                 6,370         7,503
San Francisco CA Bay Area Rapid Transit Rev.                           6.75%     7/1/2011 (2)                 7,455         8,862
San Francisco CA Building Auth. Rev.
 (Civic Center Complex)                                                5.25%    12/1/2016 (2)                22,575        22,958
San Francisco CA Building Auth. Rev.
 (Civic Center Complex)                                                5.25%    12/1/2021 (2)                 4,000         3,990
San Francisco CA City & County Airport Rev.                            5.00%     5/1/2023 (3)                 8,500         7,987
San Francisco CA City & County Airport Rev.                            5.00%     5/1/2030 (3)                 8,500         7,860
San Francisco CA City & County Airport Rev.                            5.25%     1/1/2022 (2)                 1,290         1,258
San Francisco CA City & County Airport Rev.                            6.00%     5/1/2003 (1)(Prere.)           740           787
San Francisco CA City & County Airport Rev.                            6.00%     5/1/2010 (1)                 1,640         1,726
San Francisco CA City & County Airport Rev.                            6.00%     5/1/2011 (1)                 1,720         1,811
San Francisco CA City & County Airport Rev.                            6.00%     5/1/2020 (1)                 5,325         5,563
San Francisco CA City & County Airport Rev.                            6.20%     5/1/2002 (2)(Prere.)         2,410         2,529
San Francisco CA City & County Airport Rev.                            6.20%     5/1/2006 (2)                 2,995         3,131
San Francisco CA City & County Airport Rev.                            6.20%     5/1/2008 (2)                   595           622
San Francisco CA City & County Airport Rev.                            6.30%     5/1/2002 (2)(Prere.)         2,005         2,107
San Francisco CA City & County Airport Rev.                            6.30%     5/1/2011 (2)                 2,995         3,131
San Francisco CA City & County Airport Rev.                            6.50%     5/1/2003 (1)(Prere.)           545           586
San Francisco CA City & County Airport Rev.                            6.50%     5/1/2006 (1)                 2,735         2,924
San Francisco CA City & County Airport Rev.                            6.60%     5/1/2003 (1)(Prere.)           410           442

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
                                                                      COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                            6.60%     5/1/2007 (1)           $     2,080  $      2,226
San Francisco CA City & County Airport Rev.                           6.625%     5/1/2003 (1)(Prere.)           620           668
San Francisco CA City & County Airport Rev.                           6.625%     5/1/2008 (1)                 3,100         3,320
San Francisco CA City & County Airport Rev.                            6.70%     5/1/2003 (1)(Prere.)           665           718
San Francisco CA City & County Airport Rev.                            6.70%     5/1/2009 (1)                 3,305         3,545
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            0.00%    1/15/2021 (1)                12,385         4,036
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            0.00%    1/15/2024 (1)                15,000         4,089
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            0.00%    1/15/2025 (1)                18,250         4,692
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            0.00%    1/15/2030 (1)                 7,000         1,343
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            0.00%    1/15/2031 (1)                11,950         2,166
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.            5.25%    1/15/2030 (1)                25,500        24,940
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           5.375%    1/15/2029 (1)                 5,790         5,769
San Jose CA Redev. Agency Tax Allocation                               5.00%     8/1/2020 (1)                 3,500         3,393
San Jose CA Redev. Agency Tax Allocation                               6.00%     8/1/2011 (1)                 8,845         9,967
San Luis Obispo County CA Financing Auth.
 (Lopez Dam Improvement Project)                                       5.25%     8/1/2019 (1)                 1,040         1,045
San Luis Obispo County CA Financing Auth.
 (Lopez Dam Improvement Project)                                       5.25%     8/1/2020 (1)                 1,095         1,096
San Luis Obispo County CA Financing Auth.
 (Lopez Dam Improvement Project)                                      5.375%     8/1/2030 (1)                 3,200         3,201
San Mateo County CA Finance Auth. Rev.                                 6.50%     7/1/2013 (1)                14,560        16,954
San Mateo County CA Transp. Dist. Sales Tax Rev.                       5.25%     6/1/2015 (4)                 4,525         4,654
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2009 (3)                 4,895         3,288
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2010 (3)                 7,050         4,487
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2011 (3)                 7,355         4,415
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2012 (3)                 6,645         3,754
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2013 (3)                 7,430         3,942
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2014 (3)                 8,290         4,122
San Ramon Valley Unified School Dist. GO                               0.00%     7/1/2015 (3)                 5,605         2,621
Santa Ana CA Finance Auth. Rev.                                        6.25%     7/1/2016 (1)                 5,345         6,144
Santa Ana CA Finance Auth. Rev.                                        6.25%     7/1/2017 (1)                 2,000         2,294
Santa Clara CA Redev. Agency (Bayshore North Project)                  7.00%     7/1/2010 (2)                 7,000         8,243
Santa Clara County CA Finance Auth. Rev.                               5.00%   11/15/2017 (2)                 5,500         5,444
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                               5.50%    5/15/2013 (2)                 5,050         5,368
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                               5.50%    5/15/2014 (2)                 5,325         5,624
Santa Clara County CA Finance Auth. Rev.
 (Multiple Fac. Project)                                               5.50%    5/15/2015 (2)                 5,620         5,903
Santa Fe Springs CA Redev. Agency                                      6.00%     9/1/2014 (1)                 5,350         5,598
Santa Rosa CA Wastewater Rev.                                          6.00%     7/2/2015 (2)                 7,000         7,882
Santa Rosa CA Wastewater Rev.                                          6.00%     9/1/2015 (3)                 5,580         6,288
Santa Rosa CA Wastewater Rev.                                          6.25%     9/1/2002 (3)(Prere.)         7,075         7,445
South Coast CA Air Quality Management Dist. Rev.                       5.50%     8/1/2014 (1)                 8,000         8,178
South Coast CA Air Quality Management Dist. Rev.                       6.00%     8/1/2011 (2)                 3,200         3,606
South County CA Regional Wastewater Auth. Rev.                         5.50%     8/1/2022 (3)                 8,625         8,837
South Orange County CA Public Finance Auth. Rev.                       5.25%    8/15/2018 (4)                11,100        11,175
South Orange County CA Public Finance Auth. Rev.                       7.00%     9/1/2011 (1)                 3,000         3,631
South Orange County CA Public Finance Auth. Rev.                       9.50%    8/15/2004 (1)                 3,000         3,542
Southern California Public Power Auth. VRDO
 (Southern Transmission Project)                                       3.75%    12/6/2000 (2) LOC            19,105        19,105
Southern California Public Power Auth.
 (Southern Transmission Project)                                       5.75%     7/1/2021 (1)                 3,000         3,052
Three Valley CA Muni. Water Dist. COP                                  5.25%    11/1/2010 (3)                 4,220         4,364
Ukiah CA Electric Rev.                                                 6.00%     6/1/2008 (1)                 4,565         5,061
Ukiah CA Electric Rev.                                                 6.25%     6/1/2018 (1)                 6,000         6,860
Union Elementary School Dist. GO                                       0.00%     9/1/2015 (3)                 3,860         1,789

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                MATURITY                     AMOUNT        VALUE*
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND                          COUPON        DATE                      (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Union Elementary School Dist. GO                                       0.00%     9/1/2016 (3)           $     1,500  $        651
Union Elementary School Dist. GO                                       0.00%     9/1/2017 (3)                 2,295           929
Union Elementary School Dist. GO                                       0.00%     9/1/2018 (3)                 1,630           619
Union Elementary School Dist. GO                                       0.00%     9/1/2019 (3)                 1,750           623
Union Elementary School Dist. GO                                       0.00%     9/1/2020 (3)                 2,300           771
Union Elementary School Dist. GO                                       0.00%     9/1/2021 (3)                 2,000           631
Univ. of California Rev. (Medical Center)                             5.125%    12/1/2018 (4)                 3,695         3,663
Univ. of California Rev. (Medical Center)                             5.125%    12/1/2019 (4)                 3,000         2,955
Univ. of California Rev. (Medical Center)                              5.75%     7/1/2012 (2)                10,395        11,021
Univ. of California Rev. (Medical Center)                              5.75%     7/1/2014 (2)                12,160        12,795
Vallejo CA Sanitation & Flood Control COP                              5.00%     7/1/2019 (3)                 5,000         4,934
Walnut CA Public Finance Auth. Tax Allocation Rev.                     6.00%     9/1/2002 (1)(Prere.)         1,940         2,042
Walnut CA Public Finance Auth. Tax Allocation Rev.                     6.00%     9/1/2015 (1)                 3,060         3,202
Walnut Valley CA Unified School Dist. GO                               6.00%     8/1/2012 (2)                 1,790         2,033
Walnut Valley CA Unified School Dist. GO                               6.00%     8/1/2013 (2)                 1,980         2,244
Walnut Valley CA Unified School Dist. GO                               6.00%     8/1/2014 (2)                 2,205         2,492
Walnut Valley CA Unified School Dist. GO                               6.00%     8/1/2015 (2)                 2,470         2,779
Walnut Valley CA Unified School Dist. GO                               6.00%     8/1/2016 (2)                 2,690         3,023
Walnut Valley CA Unified School Dist. GO                               6.20%     8/1/2009 (2)                 1,270         1,446
Wateruse Financial Auth. of California VRDO                            3.90%    12/6/2000 (3)                 5,100         5,100
West Sacramento CA Finance Auth. Rev.
 (Water System Improvement Project)                                    5.25%     8/1/2008 (3)                 2,160         2,227
West Sacramento CA Tax Allocation (Redev. Project)                     6.25%     9/1/2001 (1)(Prere.)         8,250         8,564
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.25%     6/1/2007 (1)                 4,260         4,727
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)              6.25%     6/1/2008 (1)                 3,530         3,955
Wiseburn CA School Dist. GO                                            5.25%     8/1/2022 (3)                 7,615         7,566
Yuba City CA Unified School Dist. GO                                   0.00%     9/1/2015 (3)                 1,870           867
Yuba City CA Unified School Dist. GO                                   0.00%     9/1/2017 (3)                 2,060           834
Yuba City CA Unified School Dist. GO                                   0.00%     9/1/2019 (3)                 2,270           809

OUTSIDE CALIFORNIA:
Puerto Rico Electric Power Auth. Rev.                                  5.25%     7/1/2029 (4)                 9,725         9,555
Puerto Rico Govt. Dev. Bank VRDO                                       3.85%    12/6/2000 (1)                 9,900         9,900
Puerto Rico Highway & Transp. Auth. VRDO                               3.60%    12/6/2000 (2)                   600           600
University of Puerto Rico Rev.                                        5.375%     6/1/2030 (1)                14,795        14,697
                                                                                                                     ------------
                                                                                                                     $  1,527,556
                                                                                                                     ------------
SECONDARY MARKET INSURED (6.1%)
California Dept. of Water Resources Rev.
 (Central Valley Project)                                              4.75%    12/1/2025 (1)                 8,500         7,661
California GO                                                          6.25%     9/1/2012 (3)                 9,000        10,371
California Public Works Board Lease Rev.
 (Dept. of Corrections)                                                6.50%     9/1/2017 (2)                30,000        35,175
Foothill/Eastern Corridor Agency CA Toll Road Rev.                     5.75%    1/15/2040 (1)                12,000        12,397
Los Angeles County CA Public Works Financing Auth. Rev.                5.00%    10/1/2016 (1)                 8,540         8,539

OUTSIDE CALIFORNIA:
Puerto Rico Aqueduct & Sewer Auth. Rev.                                5.00%     7/1/2019 (1)                 7,830         7,635
Puerto Rico Highway & Transp. Auth. Rev.                               4.75%     7/1/2038 (1)                26,250        23,362
                                                                                                                     ------------
                                                                                                                     $    105,140
                                                                                                                     ------------
NONINSURED (6.0%)
California Dept. of Water (Central Valley Project)                      6.40%    6/1/2002 (Prere.)           19,400        20,358
California Educ. Fac. Auth. Rev.
 (Univ. of Southern California Project)                                5.80%    10/1/2015                     6,550         6,812
California GO                                                          5.50%     6/1/2022                     5,000         5,081
California Health Fac. Finance Auth. Rev. VRDO
 (Adventist Health System West Sutter Health)                          3.95%    12/7/2000 LOC                   200           200
California Housing Finance Agency Rev. (Multifamily Housing)          5.375%     8/1/2028                     1,890         1,782

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                MATURITY                     AMOUNT         VALUE*
                                                                      COUPON        DATE                      (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
California Housing Finance Agency Rev. VRDO
 (Home Mortgage)                                                       3.80%    12/6/2000               $     1,400  $      1,400
California PCR Financing Auth. Rev. VRDO
 (Shell Oil Co.-Martinez)                                              4.10%    12/4/2000                     1,910         1,910
California PCR Financing Auth. VRDO (Exxon Project)                    4.05%    12/4/2000                     4,200         4,200
California PCR Financing Auth. VRDO
 (Pacific Gas & Electric Co.)                                          4.15%    12/4/2000 LOC                 6,600         6,600
East Bay CA Muni. Util. Dist. Water System Rev.                        5.25%     6/1/2018                     4,000         4,033
East Bay CA Muni. Util. Dist. Water System Rev.                        5.25%     6/1/2019                     4,445         4,465
Irvine CA Assessment Dist. Improvement Boards VRDO                     4.00%    12/4/2000                     1,400         1,400
Irvine CA Assessment Dist. Improvement Boards VRDO                     4.10%    12/4/2000                     3,100         3,100
Irvine CA Ranch Water Dist. VRDO                                       3.80%    12/4/2000 LOC                 1,300         1,300
Los Angeles CA Dept. of Water & Power Electric Plant Rev.              6.50%     4/1/2010                     3,950         4,144
Los Angeles County CA Public Works Rev.                                5.50%    10/1/2012                     6,750         7,132
Los Angeles County CA Schools
 Regionalized Business Services COP                                    0.00%     8/1/2014                     1,000           494
Metro. Water Dist. of Southern California Waterworks Rev.              5.00%     7/1/2026                     7,000         6,660
Metro. Water Dist. of Southern California Waterworks Rev.              5.00%     7/1/2027                     2,280         2,163
Metro. Water Dist. of Southern California Waterworks Rev.              5.00%     7/1/2037                     7,525         7,028
Metro. Water Dist. of Southern California Waterworks Rev.              8.00%     7/1/2008                     2,000         2,469
Orange County CA Sanitation Dist. COP VRDO                             4.10%    12/4/2000 LOC                 5,200         5,200
Riverside County CA Public Fac. Project VRDO                           3.80%    12/5/2000 LOC                 1,200         1,200
San Diego Water Auth. Rev. COP                                         5.00%     5/1/2017                     2,300         2,267
Univ. of California Rev. (Multiple Purpose Project)                    5.00%     9/1/2023                     3,000         2,870
                                                                                                                     -------------
                                                                                                                     $    104,268
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,653,545)                                                                                                   $  1,736,964
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 $     38,635
Liabilities                                                                                                               (40,248)
                                                                                                                     -------------
                                                                                                                     $     (1,613)
                                                                                                                     -------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 152,282,422 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                           $  1,735,351
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                            $      11.40
==================================================================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken delivery as of November 30, 2000.
For key to abbreviations and other references, see page 38.



----------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                      AMOUNT             PER
                                                       (000)           Share
----------------------------------------------------------------------------
Paid-in Capital                                  $ 1,661,426         $ 10.91
Undistributed Net Investment Income                      --               --
Accumulated Net Realized Losses--Note E               (9,494)           (.06)
Unrealized Appreciation--Note F                       83,419             .55
----------------------------------------------------------------------------
NET ASSETS                                       $ 1,735,351         $ 11.40
============================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


------------------------------------------------------------------------------------------------------------------
                                                                                 CALIFORNIA            CALIFORNIA
                                                 CALIFORNIA                          INSURED               INSURED
                                                 TAX-EXEMPT                INTERMEDIATE-TERM             LONG-TERM
                                               MONEY MARKET                       TAX-EXEMPT            TAX-EXEMPT
                                                       FUND                             FUND                  FUND
                                             ---------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30, 2000
                                             ---------------------------------------------------------------------
                                                      (000)                            (000)                (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                          $ 89,783                         $ 70,286             $ 84,531
------------------------------------------------------------------------------------------------------------------
  Total Income                                       89,783                           70,286               84,531
------------------------------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                          280                              159                  176
  Management and Administrative                       3,513                            2,068                2,426
  Marketing and Distribution                            424                              239                  208
 Custodian Fees                                          29                               17                   17
 Auditing Fees                                            9                                9                    9
 Shareholders' Reports                                   27                               15                   22
 Trustees' Fees and Expenses                              3                                2                    2
------------------------------------------------------------------------------------------------------------------
  Total Expenses                                      4,285                            2,509                2,860
  Expenses Paid Indirectly--Note C                      (29)                             (33)                 (29)
------------------------------------------------------------------------------------------------------------------
  Net Expenses                                        4,256                            2,476                2,831
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                85,527                           67,810               81,700
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                            (241)                          (3,810)              (6,080)
 Futures Contracts                                       --                               --                3,199
------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                      (241)                          (3,810)              (2,881)
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                 --                           49,267               85,769
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                   $ 85,286                        $ 113,267            $ 164,588
------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


---------------------------------------------------------------------------------------------------------
                                                             CALIFORNIA                CALIFORNIA INSURED
                                                             TAX-EXEMPT                 INTERMEDIATE-TERM
                                                         MONEY MARKET FUND                TAX-EXEMPT FUND
                                                    --------------------------      ---------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------------
                                                        2000              1999       2000            1999
                                                       (000)             (000)      (000)           (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                           $    85,527       $    58,471   $    67,810 $    53,476
 Realized Net Gain (Loss)                               (241)              (11)       (3,810)      1,420
 Change in Unrealized Appreciation (Depreciation)         --                --        49,267     (52,887)
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                          85,286            58,460       113,267       2,009
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (85,527)          (58,471)      (67,810)    (53,476)
 Realized Capital Gain                                    --                --            --          --
---------------------------------------------------------------------------------------------------------
  Total Distributions                                (85,527)          (58,471)      (67,810)    (53,476)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            3,092,782         2,484,987       731,050     719,578
 Issued in Lieu of Cash Distributions                 80,094            54,288        52,914      42,416
 Redeemed                                         (2,740,540)       (2,223,239)     (461,645)   (380,849)
---------------------------------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions       432,336           316,036       322,319     381,145
---------------------------------------------------------------------------------------------------------
 Total Increase                                      432,095           316,025       367,776     329,678
---------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                 2,286,251         1,970,226     1,335,771   1,006,093
---------------------------------------------------------------------------------------------------------
End of Year                                      $ 2,718,346       $ 2,286,251   $ 1,703,547 $ 1,335,771
=========================================================================================================

1Shares Issued (Redeemed)
 Issued                                            3,092,782         2,484,987        69,076      66,941
 Issued in Lieu of Cash Distributions                 80,094            54,288         4,988       3,963
 Redeemed                                         (2,740,540)       (2,223,239)      (43,914)    (35,553)
---------------------------------------------------------------------------------------------------------
  Net Increase in Shares Outstanding             $   432,336       $   316,036   $    30,150 $    35,351
=========================================================================================================

--------------------------------------------------------------------------------
                                                                CALIFORNIA
                                                           INSURED LONG-TERM
                                                             TAX-EXEMPT FUND
                                                    ----------------------------
                                                        YEAR ENDED NOVEMBER 30,
                                                    ----------------------------
                                                         2000              1999
                                                        (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $    81,700       $    77,753
 Realized Net Gain (Loss)                              (2,881)              492
 Change in Unrealized Appreciation (Depreciation)      85,769          (115,238)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                            164,588           (36,993)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                (81,700)          (77,753)
 Realized Capital Gain                                     --           (14,021)
--------------------------------------------------------------------------------
  Total Distributions                                 (81,700)          (91,774)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                               385,919           458,784
 Issued in Lieu of Cash Distributions                  54,937            64,040
 Redeemed                                            (333,740)         (337,266)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions        107,116           185,558
--------------------------------------------------------------------------------
 Total Increase                                   $   190,004       $    56,791
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                $ 1,545,347       $ 1,488,556
--------------------------------------------------------------------------------
End of Year                                       $ 1,735,351       $ 1,545,347
================================================================================

1Shares Issued (Redeemed)
 Issued                                                35,031            40,428
 Issued in Lieu of Cash Distributions                   4,986             5,667
 Redeemed                                             (30,717)          (30,015)
--------------------------------------------------------------------------------
  Net Increase in Shares Outstanding                    9,300            16,080
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


------------------------------------------------------------------------------------------------------------
                                                                  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                                           YEAR ENDED NOVEMBER 30,
                                                            ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000        1999       1998      1997     1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $  1.00     $  1.00    $  1.00    $ 1.00   $ 1.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .034        .027       .031      .034     .033
 Net Realized and Unrealized Gain (Loss) on Investments        --          --         --        --       --
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           .034        .027       .031      .034     .033
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.034)      (.027)     (.031)    (.034)   (.033)
 Distributions from Realized Capital Gains                     --          --         --        --       --
------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.034)      (.027)     (.031)    (.034)   (.033)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $ 1.00      $ 1.00     $ 1.00    $ 1.00   $ 1.00
============================================================================================================

TOTAL RETURN                                                3.44%       2.79%      3.10%     3.41%    3.32%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                       $ 2,718     $ 2,286    $ 1,970   $ 1,800  $ 1,443
 Ratio of Total Expenses to Average Net Assets              0.17%       0.20%      0.20%     0.18%    0.19%
 Ratio of Net Investment Income to
  Average Net Assets                                        3.38%       2.75%      3.05%     3.35%    3.27%
============================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                             CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                                 YEAR ENDED NOVEMBER 30,
                                                          -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000        1999         1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $   10.50   $   10.95    $   10.66  $   10.58  $   10.44
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .498        .480         .489       .505       .508
 Net Realized and Unrealized Gain
  (Loss) on Investments                                      .320       (.450)        .290       .102       .140
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           .818        .030         .779       .607       .648
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.498)      (.480)       (.489)     (.505)     (.508)
 Distributions from Realized Capital Gains                     --          --           --      (.022)        --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (.498)      (.480)       (.489)     (.527)     (.508)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $   10.82   $   10.50    $   10.95  $   10.66  $   10.58
=================================================================================================================

TOTAL RETURN                                                7.99%       0.27%        7.47%      5.91%      6.41%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                     $   1,704   $   1,336    $   1,006  $     596  $     343
 Ratio of Total Expenses to
  Average Net Assets                                        0.17%       0.17%        0.19%      0.18%      0.19%
 Ratio of Net Investment Income to
  Average Net Assets                                        4.70%       4.48%        4.52%      4.78%      4.90%
 Portfolio Turnover Rate                                      14%          9%           2%        10%        21%
=================================================================================================================


-----------------------------------------------------------------------------------------------------------------
                                                                     CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                 YEAR ENDED NOVEMBER 30,
                                                          -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000        1999         1998       1997       1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $   10.81   $   11.73    $   11.45  $   11.42  $   11.27
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .576        .563         .577       .592       .598
 Net Realized and Unrealized Gain
  (Loss) on Investments                                      .590       (.810)        .349       .121       .150
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          1.166       (.247)        .926       .713       .748
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.576)      (.563)       (.577)     (.592)     (.598)
 Distributions from Realized Capital Gains                     --       (.110)       (.069)     (.091)        --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (.576)      (.673)       (.646)     (.683)     (.598)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $   11.40   $   10.81    $   11.73  $   11.45  $   11.42
=================================================================================================================

TOTAL RETURN                                               11.11%      -2.22%        8.31%      6.52%      6.91%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                     $   1,735   $   1,545    $   1,489  $   1,207  $   1,066
 Ratio of Total Expenses to Average Net Assets              0.18%       0.18%        0.19%      0.16%      0.19%
 Ratio of Net Investment Income to Average Net Assets       5.23%       4.98%        4.98%      5.26%      5.38%
 Portfolio Turnover Rate                                      27%         11%          15%        21%        23%
=================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector.Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------
                                     CAPITAL CONTRIBUTED       PERCENTAGE             PERCENTAGE
                                              TO VANGUARD          OF FUND          OF VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND                          (000)       NET ASSETS         CAPITALIZATION
-------------------------------------------------------------------------------------------------
Money Market                                        $ 499            0.02%                   0.5%
Insured Intermediate-Term                             312             0.02                    0.3
Insured Long-Term                                     317             0.02                    0.3
-------------------------------------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                             EXPENSE
                                                            REDUCTION
                                                              (000)
                                                --------------------------------
                                                MANAGEMENT AND         CUSTODIAN
CALIFORNIA TAX-EXEMPT FUND                      ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                                --              $ 29
Insured Intermediate-Term                                 $ 21                12
Insured Long-Term                                           15                14
--------------------------------------------------------------------------------

D. During the year ended November 30, 2000, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                               (000)
                                                    ----------------------------
CALIFORNIA TAX-EXEMPT FUND                           PURCHASES           SALES
--------------------------------------------------------------------------------
Insured Intermediate-Term                            $ 518,639         $ 200,122
Insured Long-Term                                      463,561           401,620
--------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $615,000 and $4,149,000, respectively, through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 2000, the funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------
                                               CAPITAL LOSS
                                     -----------------------------
                                                        EXPIRATION
                                                     FISCAL YEAR(S)
                                       AMOUNT                ENDING
CALIFORNIA TAX-EXEMPT FUND              (000)           NOVEMBER 30
--------------------------------------------------------------------------------
Insured Intermediate-Term           $ (4,276)             2007-2008
Insured Long-Term                     (5,346)             2007-2008
--------------------------------------------------------------------------------

F. At November 30, 2000, net unrealized appreciation of investment securities for federal income tax purposes was:

------------------------------------------------------------------------------------------------
                                                                (000)
                                      APPRECIATED          DEPRECIATED            NET UNREALIZED
CALIFORNIA TAX-EXEMPT FUND             SECURITIES           SECURITIES              APPRECIATION
------------------------------------------------------------------------------------------------
Insured Intermediate-Term*              $  40,166           $  (2,494)                 $  37,672
Insured Long-Term*                         84,758              (5,488)                    79,270
------------------------------------------------------------------------------------------------

*See Note E.

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax-Exempt and Insured Intermediate-Term Tax Exempt Funds to change their accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the funds' net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard California Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Insured Intermediate-Term Tax-Exempt Fund and Vanguard California Insured Long-Term
Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 2, 2001






--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.
 Each fund designates 100% of its income dividends as exempt-interest dividends.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder;Chairman and Chief Executive, 1974-1996

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q750 012001